ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement ("**Agreement**"), is made this 5th day of April, 2022, by and between Plateplus Inc., a Delaware corporation, with its principal office at 21 Waterway Avenue, Suite 525, The Woodlands, Texas 77380 ("**Assignor**"), and Friedman Industries, Incorporated, a Texas corporation, with its principal office at 1121 Judson Road, Suite 124, Longview, Texas 75601 ("**Assignee**").

WITNESSETH

WHEREAS, America's Central Port District, formerly known as Tri-City Regional Port District (the "**Port District**"), has among its privileges and powers, the power to construct, lease, operate and maintain terminals and port facilities and perform all functions incidental thereto and necessary to accomplish the Port District's primary purpose within the boundaries of the District in Madison County, Illinois; and

WHEREAS, the Port District has a lease with the Department of the Army No. DACW43-1-06-65, as may be amended; and

WHEREAS, the Port District and Cargill, Incorporated, a Delaware corporation, entered into an Agreement of Lease on January 11, 2010 for the lease of certain parcels of land in Madison County, Illinois, generally known as Parcel 1-A and Parcel 4 (Steel Parcel), each located at 2325 North Street, Granite City, Illinois (as more particularly described in the Lease) (the "**Lease**"); and

WHEREAS, Cargill, Incorporated, a Delaware corporation assigned all of its rights, interests and obligations in and under the Lease to Assignor, and Assignor assumed all of Cargill, Incorporated, a Delaware corporation's rights, interests and obligations in and under the Lease; and

WHEREAS, the Port District and Assignor entered into that certain Agreement of Easement for rail extension dated effective as of November 4, 2021 (the "**Easement**");

WHEREAS, Assignor and Assignee are parties, along with others, to an Asset Purchase Agreement dated on or about the date of this Agreement, under which Assignor agrees to transfer to Assignee, and Assignee agrees to purchase from Assignor certain assets including all of Assignor's rights, interest and obligations in and under the Lease and the Easement (the "**APA**"); and

WHEREAS, Assignor wishes to assign its rights and interests in and to, and obligations under the aforesaid Lease and Easement between the Port District and Assignor to Assignee; and

WHEREAS, Assignee is willing to assume Assignor's responsibilities and obligations to the Port District under the Lease and the Easement.

NOW, THEREFORE, in consideration of the premises and ONE AND NO/100 DOLLARS ($1.00) and other good and valuable consideration in hand paid and the mutual promises and covenants of the parties hereto, it is agreed as follows:

1. Assignor hereby assigns all of its rights, interest and obligations in the Lease and Easement to Assignee.

2. Assignee hereby assumes the obligations under the Lease and Easement and shall make all payments required by the Lease and shall comply with all terms and conditions of said Lease and Easement required to be performed by Assignor, and said Lease is hereby incorporated as **Exhibit A** attached hereto, and said Easement is hereby incorporated as **Exhibit B**. All the terms of said Lease and Easement shall be read and understood herein in the same manner as they are expressed in said Lease and Easement.

3. The effectiveness of this Agreement is conditioned upon the successful completion of the Closing under the APA by no later than the 30th day of April, 2022, or such later date as the parties may agree in writing, in any event not to be later than June 15, 2022 (the "**Outside Closing Date**"). If the Closing does not occur on or before the Outside Closing Date, then this Agreement is automatically void and of no further force or effect. The assignment is effective as and from the Closing Date. The terms "**Closing**" and "**Closing Date**" having the definitions given them in the APA.

4. The parties may execute this Agreement in counterparts, each of which constitutes an original, and both of which together constitute only one agreement. The signatures of both parties do not need to appear on the same counterpart, and delivery of an executed counterpart signature page electronically is as effective as executing and delivering this Agreement in the presence of the other party to this Agreement.

[*Signatures on following page(s)*]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement on the date mentioned first hereinabove.

ASSIGNOR:

PLATEPLUS INC.,
a Delaware corporation

By: ______________________
Akito Nakamura,
President and CEO

ASSIGNEE:

FRIEDMAN INDUSTRIES, INCORPORATED,
a Texas corporation

By: ______________________
Mike Taylor,
President and CEO

IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement on the date mentioned first hereinabove.

ASSIGNOR:

PLATEPLUS INC.,
a Delaware corporation

By:______________________________
Akito Nakamura,
President and CEO

ASSIGNEE:

FRIEDMAN INDUSTRIES, INCORPORATED,
a Texas corporation

By:______________________________
Mike Taylor
President and CEO

EXHIBIT A

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AGREEMENT OF LEASE BETWEEN TRI-CITY REGIONAL PORT DISTRICT, A MUNICIPAL CORPORATION OF THE STATE OF ILLINOIS AND CARGILL, INCORORATED, A DELAWARE CORPORATION

This Agreement of Lease is entered into this 11th day of January, 2010 ("Effective Date") by and between the Tri-City Regional Port District, a Municipal Corporation of the State of Illinois, created by the State of Illinois and authorized by the Tri-City Regional Port District Act of 1959, as amended, hereinafter sometimes referred to as "Port District", "District", or "Lessor" and Cargill, Incorporated, a Delaware corporation, with its principal place of business at 21 Waterway Avenue, Suite 525, The Woodlands, Texas 77380, hereinafter sometimes referred to as "Company" or "Lessee",

WITNESSETH:

WHEREAS, the Port District has, among its privileges and powers, the power to construct, lease, operate and maintain terminals and port facilities and to perform all functions incidental thereto and necessary to accomplish the Port District's primary purpose within the boundaries of the Tri-City Regional Port District in Madison County, Illinois; and

WHEREAS, the Port District has leased multiple parcels of land from the Department of the Army (wherein the District is sometimes identified as the "Tri-Cities Regional Port District") pursuant to the terms of that certain Department of the Army Lease designated No. DACW43-1-06-65 executed by the Army on 15th day of September, 2006, and by the Port District on the 11th day of September, 2006, as amended by that certain Amendment to Lease dated September 19, 2008 (as amended, the "Government Lease"). Said Government Lease is currently for a term of expiring on June 30, 2055. A copy of said Government Lease is attached hereto as **Exhibit F**; and

WHEREAS, the Port District and the Company desire to enter into a Lease of a certain parcel of land covered by the Government Lease.

NOW, THEREFORE, in consideration of the premises and One Dollar ($1.00) and other good and valuable consideration in hand paid and the mutual promises and covenants the parties hereto agree as follows, to-wit:

ARTICLE I - THE PREMISES

Section 1.1 – The District agrees to demise and lease, and by these presents does demise and lease to Cargill, Incorporated the following described real estate, hereinafter called the "Demised Premises", the "Leased Premises" or the "Premises" to-wit:

> Parcel 1A – A tract of land being part of U.S. Survey 594, Claim 1865 in the Southwest Quarter of Section 12, Township 3 North, Range 10 West of the Third Principal Meridian, Madison County, Illinois, being a part of Parcel 1 and Parcel 4, more particularly described as follows:
>
> Commencing at the intersection of the easterly line of U.S. Survey 594, Claim 1865 with the southerly line of Lot 12 in Third Subdivision of the W.R. Benjamin tract as recorded in Plat Book 19 on Page 19 in the Recorder's Office of Madison County, Illinois; thence North 65 degrees 01 minute 00 seconds West, along the southerly line of said subdivision and its westerly extension, a distance of 1,150.78 feet to the centerline of Old Rock Road (as traveled) [Also known as Chouteau Sough and Alton-St. Louis Wagon Road]: thence South 40 degrees 06 minutes 42 seconds West, along said centerline, a distance of 72.02 feet; thence North 68 degrees 50 minutes 20 seconds West, a distance of 39.00 feet; thence around a curve to the left having a radius of 250.00 feet, through a central angle of 48 degrees 25 minutes 49 seconds, chord bearing South 86 degrees 56 minutes 46 seconds West, an arc distance of 211.32 feet; thence North 27 degrees 16 minutes 09 seconds West, a distance of 30.00 feet to the southeast corner of said Parcel 1, also being the Point of Beginning.
>
> From said Point of Beginning; thence around a curve to the right having a radius of 220.00 feet, through a central angle of 27 degrees 12 minutes 42 seconds, chord bears South 76 degrees 20 minutes 13 seconds West, an arc distance of 104.49 feet, thence South 89 degrees 56 minutes 34 seconds West, a distance of 149.60 feet; thence North 00 degrees 03 minutes 06 seconds West along the west edge of an existing building and it's southerly prolongation, a distance of 707.47 feet; thence South 89 degrees 56 minutes 54 seconds West, a distance of 261.56 feet to the west line of said Parcel 1; thence North 10 degrees 24 minutes 05 seconds East on said west line, a distance of 119.49 feet to the northwest line of said Parcel 1, also being the southerly right of way line of the Tri-City Regional Port District

Access Dock Railroad (Norfolk and Southern Railroad): thence North 89 degrees 56 minutes 34 seconds East, along said line, a distance of 490.00 feet to the northeast corner of said Parcel 1; thence South 00 degrees 03 minutes 26 seconds East on the east line of said Parcel 1, a distance of 800.65 feet to the Point of Beginning. Said Parcel herein described contains 5.3960 acres or 235,048 square feet, more or less.

All as shown and delineated on **Exhibit A** attached hereto.

Parcel 4 - A tract of land being part of U.S. Survey 594, Claim 1865 in the southwest quarter of Section 12, Township 3 North, Range 10 West of the Third Principal Meridian, Madison County, Illinois, being more particularly described as follows:

Commencing at the intersection of the easterly line of U.S. Survey 594, Claim 1865 with the southerly line of Lot 12 in Third Subdivision of the W. R. Benjamin Tract, as recorded in plat book 19, page 19 in the Recorder's office of Madison County, Illinois; thence North 65 degrees 01 minutes 00 seconds West, along the southerly line of said subdivision and its westerly extension, a distance of 1150.78 feet to the centerline of Old Rock Road (as traveled) (also known as Chouteau Slough and Alton-St. Louis Wagon Road); thence South 40 degrees 06 minutes 42 seconds West, along said centerline, a distance of 72.02 feet; thence North 68 degrees 50 minutes 20 seconds west a distance of 39.00 feet; thence around a curve to the left having a radius of 250.00 feet, through a central angle of 48 degrees 25 minutes 49 seconds, chord bearing South 86 degrees 56 minutes 46 seconds West an arc distance of 211.32 feet; thence North 27 degrees 16 minutes 09 seconds West a distance of 30.00 feet to an iron pin at the point of beginning of the tract herein described; thence North 00 degrees 03 minutes 26 seconds West a distance of 800.65 feet to the southerly right of way line of the Tri-City Regional Port District access dock railroad (Norfolk and Southern Railroad); thence North 89 degrees 56 minutes 34 seconds East, along said right of way line a distance of 558.39 feet; thence South 00 degrees 03 minutes 26 seconds East a distance of 125.39 feet; thence North 89 degrees 56 minutes 34 seconds East a distance of 149.70 feet to the Westerly right of way line of Old Rock Road (as traveled) (also known as Chouteau Slough and Alton-St. Louis Wagon Road); thence along said right of way as follows: South 25 degrees 41 minutes 40 seconds West a distance of 56.79 feet; around a curve to the right having a radius of 2366.00 feet, through a central angle of 14 degrees 25 minutes 02 seconds, chord bearing South 32 degrees 54 minutes 11 seconds West, an arc distance of 595.35 feet; South 40 degrees 06 minutes 42 seconds West a distance of 162.37 feet; thence North 68 degrees 50 minutes 20 seconds West a distance of 28.16 feet; thence around a curve to the left having a radius of 280.00 feet, through a central angle of 48 degrees 25 minutes 49 seconds, chord bearing South 86 degrees 56 minutes 46 seconds West an arc distance of 236.67 feet to the point of beginning, containing 9.33 acres.

All as shown and delineated on **Exhibit B** attached hereto.

To have and to hold said described land for a term beginning on the Effective Date and ending on the 31st day of August, 2023, with all rights and privileges, easements and appurtenances thereto belonging, and subject to all restrictions, rights and privileges arising under and by virtue of the Government Lease hereinabove referred to, for the use of Company in the manner hereinafter provided for the purpose of constructing, installing, operating and maintaining facilities for the processing of steel into sheets and plates. Said facilities shall consist of:

(1) A 105,000 square foot processing/warehouse facility with dimensions of 150' X 700'. (Now existing on Parcel 1A)

(2) Initially three overhead cranes with potential for a fourth. (Now existing on Parcel 1A.

(3) A 2,500 square foot office building. (Now existing on Parcel 1A)

(4) Roadway - 30 feet wide and 686 feet long running across Parcel 4 from old Rock Road on the East to Parcel 1A on the West.

The Port District hereby grants to Lessee an easement for the location of a spur track identified as Parcel 3 on **Exhibit D** attached hereto on the terms and conditions set forth in that certain Easement Agreement recorded in Book 3655, Page 1555 (a copy of which is attached hereto as **Exhibit E**), hereby substituting Lessee as if Lessee was the original grantee therein.

Lessee shall have the option of extending this Lease Agreement for an additional twenty (20) year term in the manner hereinafter provided (it being understood that such option exercised on one or more occasions if the Government Lease is extended on more than one occasion). All of the terms and conditions of this Lease shall continue in full force and effect for any such extended period except that the rental to be paid during the said extended period shall be the rental due under the calculation described in Section 1.4 hereof at the time of any such extension or extensions. The Lessee Company shall give the Port District Lessor written notice of its

intention to extend its primary term for the period or periods hereinabove described at least six (6) months prior to the expiration of its primary lease (or the then applicable option term).

Section 1.2- Lessor agrees to provide for Lessee's use (in conjunction with other users) all existing trucking concourses and pipelines controlled by the Lessor adjacent to the Demised Premises and a means of reasonable ingress and egress to the area under lease to the Company. The Port District constructed Port Truck Haul Road, connecting the Port District General Cargo Dock by an extension of North Street with Old Rock Road. The location of said Truck Haul Road is shown on **Exhibit C** as attached. The Haul Road follows the following described line:

> Starting from the existing roadway serving the General Cargo Dock and the Granite City Steel Dock, the Haul Road will connect to the East Canal Levee Road and then follow the levy road northerly to a point approximately 550 feet north of Rock Road, the haul road will then follow an extension of North Street, which will be constructed as part of the haul road, connecting the levy road and Old Rock Road. The land subject to this lease as described in Section 1.1 has frontage on the North Street extension.

Said Haul Road accommodates a limit of 18,000 pounds per axle.

The use of said trucking concourses and pipelines and means of ingress and egress is to be subject, at all times during the period of this lease, to the rights of the Lessor or its assigns to construct, operate, maintain and use said facilities, and further subject to the right of the Lessor to determine speed and safety procedure, to control and approve of the method of operation, including the switching and handling of trucks or rail cars, if any, overland along any roadway or trackage adjacent to the leased premises (except for the rail spur easement described on **Exhibit D** and **Exhibit E** attached hereto, which operation shall be governed by the terms of said easement) and area service ways used in conjunction with or in relation to the leased premises; provided, however, that Lessor shall not exercise such rights in any manner that will be incompatible with Lessee's reasonable use and operation of its leased premises.

Section 1.3 - The land and the improvements that may hereafter be erected thereon and which are to be operated by Lessee are to be used for the purpose of constructing, installing, operating and maintaining a warehouse and office facility for the processing of steel into sheets and plate and the storage thereof which shall be duly licensed at all times when a license for such operation is required. Said installations and their maintenance and operation shall be in accordance with the power and authority of the District as created by an Act of the Legislature of the State of Illinois. Lessor hereby represents that this Lease and the construction of said facilities are consistent with and in accordance with the power and authority of the District under the Act.

Section 1.4 – Lessee, Company hereby agrees and covenants to pay Lessor, Port District, at said District's office, 2801 Rock Road, Granite City, Illinois, 62040, or at such other place in Madison County, Illinois, as said Port District may, from time to time, designate in Writing, a rental of One Thousand Six Hundred Seventy Six and 03/100ths Dollars ($1,676.03) per acre per annum, for Parcel 1A and Two Thousand Three Hundred Thirty-Four and 84/100ths Dollars ($2,334.84) per acre per annum for Parcel 4, made in quarterly installments. Rental for the Demised Premises is now payable and shall continue to be payable in accordance with the Schedule set forth hereafter and shall be pro-rated for any part of a quarter remaining at the time of termination of this Lease. The quarterly installments shall be made each January 1, April 1, July 1 and October 1. All rentals shall be pro-rated for any part of a quarter remaining at the time of termination of this Lease.

If payment of any rental is not made to the Port District within five days of the date when due, a penalty equal to the then existing prime interest rate (as publicly established from time to time by JP Morgan Chase, N.A. or its successors, plus an additional 6 percentage points,

calculated on an annual basis, may be assessed by the Port District against the late payment and if assessed shall be paid by the Lessee.

Rental for Parcel 1A is to be adjusted only upward in accordance with the Producers Price Index (PPI) for industrial commodities as published by the Bureau of Labor Statistics of the U.S. Department of Labor, or any successor index (hereafter, the "PPI"), every five (5) years on the anniversary of September 9, 1991 (i.e., September 9, 1996, September 9, 2001, September 9, 2006, September 9, 2011, September 9, 2016, September 9, 2021, etc.). Such increase, if any, shall be determined by comparing the then applicable PPI of September 9, 1991 to the most currently available PPI. The rate of any rental increase for any five year period, however, shall not exceed 18% of the then existing rental payment irrespective of an increase in the PPI.

Rental for Parcel 4 is to be adjusted only upward in accordance with the PPI, every five (5) years on the anniversary of June 1, 2000 (i.e., June 1, 2005, June 1, 2010, June 1, 2015, June 1, 2020, etc.). Such increase, if any, shall be determined by comparing the then applicable PPI of June 1, 2000 to the most currently available PPI. The rate of any rental increase for any five year period, however, shall not exceed 18% of the then existing rental payment irrespective of an increase in the PPI.

The rentals described in this Section 1.4 shall be payable during the primary term and the option terms described in Section 1.1 hereof. The rental provisions made in this Paragraph are subject to and conditioned upon the renewal or extension of said Government Lease at the level of the rentals currently required under said Lease. If said rentals on said Government Lease are increased, during the term of this Lease or any extension thereof, the rentals then payable by Lessee to Lessor under this Lease hereafter shall be increased by a like amount on a per acre basis; however, Lessor and Lessee expressly acknowledge and agree that the maximum amount of rent increases due from Lessee per acre under this Lease, which rent increases are attributable

to increases in rentals of the Government Lease (as opposed to increases based on the Producer's Price Index, more fully described above), shall not exceed $500.00 per acre in the aggregate for each parcel (Parcel 1A and Parcel 4) through the primary term of this Lease.

Section 1.5 - In addition to the rental, Lessee shall pay all charges for heating, cooling, and water and all electricity, gas, sewer and other utility service rendered to the Demised Premises, only. Lessee will pay the cost of installation of any meter required to determine the amount of charges for the utilities service furnished to the Demised Premises. Notwithstanding the immediately preceding sentence, Lessor Port District will provide for the extension of water and sewer utilities lines to the Southeast corner of the Demised Premises. Nothing herein shall be interpreted to require the District to extend electric or gas service to the Demised Premises.

Section 1.6 - The improvements and installations described herein and now existing and any improvements and installations subsequently installed on the Premises have been and/or shall be erected on the Demised Premises by the Lessee or its predecessor. Said improvements erected on the Demised Premises for or in behalf of the Lessee shall be Lessee's property, but, said improvements shall remain on the Demised Premises during the term of this Lease and shall not be removed during the term except as provided in Section 2.13 of this Lease. The use of any improvements erected on said demised premises shall be consistent with the statutory and constitutional powers of the Port District, and shall be in compliance with this lease and the laws of the State of Illinois and the United States of America, and the applicable laws of the County of Madison, or any other unit of local government whose boundaries may encompass the Demised Premises and shall be subject to compliance with the provisions of the "Government Lease", Contract No. DACW43-1-06-65 and all amendments thereto, which, by this reference are made a part hereof and the plans and specifications of any improvement hereinafter situated on said Demised Premises must be approved by the Tri-City Regional Port District and the Corps of

Engineers, St. Louis District. By the execution of this Lease, Lessor represents that the use of the Demised Premises, as permitted and described in this Lease is consistent with the statutory and constitutional powers of the Port District.

Specifically, Lessee shall have the right, at its sole cost and expense, from time to time to extend or alter the improvements and facilities on the Demised Premise and to extend an electric service line, and a natural gas main to the Demised Premises, the location of such extensions to be approved by the Port District. Any approval by the Port District required under this Lease shall not be unreasonably withheld; provided, however, that with respect to the construction of any improvements (a) Lessee provides the Port District and the Corps of Engineers, St. Louis District, with plans and specifications for any such construction or alterations and such plans and specifications are approved by the Port District and the Corps of Engineers, (b) none of the construction activity materially interferes with the business operation of other tenants of the Port District or occurs off the leasehold premises without the Port District's consent. (which consent will not be unreasonably withheld or delayed.) Lessee shall accomplish the completion of any construction free and clear of all mechanic's liens.

Section 1.7 – [Intentionally deleted]

Section 1.8 - The rights herein granted to the Lessee Company are limited to the operations of the Port District authorized to be conducted on lands demised under the Government Lease described in the recitals herein. This Lease and the construction of all improvements made hereunder are subject to the approval of the Corps of Engineers. The Corps of Engineers has approved the improvements and uses set forth in Section 1.1 and Section 1.3 above.

Section 1.9 - This Lease is made subject to easements for construction, operation and maintenance of railroad tracks, roadways, walks, pipelines, poles and wires, upon, over and

across the land affected by said lease whether said easements are now in effect or may hereafter be placed in effect by the exercise of the Lessor's rights, herewith reserved, to locate said easements for its purpose over and across said land. The Port District shall make its best effort to locate any such new easements or any relocation of presently existing easements in a manner designed to best avoid interference with Lessee's use of the Demised Premises. This Lease is also made specifically subject to the rights of the United States Government specified in the Government Lease with respect to easements, land regulations and supplemental controls specified therein. Lessee shall be credited in rentals for any deprivation of the use of the land covered by this Lease which results from the establishment of such easements hereafter in proportion to the amount of land in the Leased Premises which can no longer be used by Lessee. If the Lessee is deprived of the use of all or any part of the manufacturing and storage facility described herein as a result of the creation of the aforesaid easements, regulations and controls, the rental described herein shall abate on a proportional basis, based on that portion of Lessee's facility that Lessee is unable to utilize for the purpose for which it was built. Nothing in this lease or paragraph contained shall operate to bind the Port District to compensate for the taking of any land or facilities by the United states Government under the terms and conditions of the Government Lease and in such event nothing in this Lease shall be deemed to deprive the Lessee by any compensation received or claim made therefor from the United States Government for any taking by the United States Government.

ARTICLE II - LESSEE'S COVENANTS

Section 2.1 - Subject to the obligations imposed on Lessor under Sections 1.2 and 1.5 above, Lessee covenants and agrees that it will be responsible for and pay all costs associated with Lessee's lease of said land, including, but not limited to, all taxes and assessments (but only to the extent that such taxes and assessments are levied on the Demised Premises, and not on any

other real property, and that such taxes and assessments are due and payable based on assessments made during the term of this Lease) and costs incurred for labor, necessary to create and to operate and maintain the facilities installed on said leased land by Lessee, and payment for commodities and contractual services for maintenance and operation, payment for utility and sanitary sewer charges, and payment for insurance. The Lessee understands and agrees that except as otherwise provided in Sections 1.2 and 1.5 above, Lessor will make no physical improvements to the land described in Section 1.1 or be responsible for the cost of any such improvements or installations made thereon and that none of the costs pertaining to operation of the facility shall be or become an obligation or responsibility of the Port District.

Section 2.2 - Lessee shall pay the rental specified in Section 1.4 above as same becomes due and payable.

Section 2.3 - Lessee covenants and agrees to operate facilities and improvements subject to the terms and conditions set forth herein.

Section 2.4 - Lessee covenants and agrees that during the entire term of this Agreement, it will keep the Demised Premises in good order, condition and repair and it will maintain and repair all roads, tracks, buildings, and other facilities hereafter erected on the Leased Premises by Lessee. Nothing contained herein shall be deemed to excuse the Lessee from maintaining and repairing the rail spur described in **Exhibit D** (the "Rail Track Easement") attached hereto in accordance with this Paragraph 2.4, but subject to the limitations set forth in said Rail Track Easement. If Lessee Company fails or refuses to provide said maintenance and repair for any of its facilities or improvements described in this Paragraph, Lessor Port District may, but need not, take the necessary steps to put said premises and facilities, in good order, condition or repair and Lessee shall pay Lessor the cost thereof as rent hereunder and Lessor may take action on Lessee's default in payment after ten (10) days' written notice of the amount due in the same

manner as in the event of Lessee's default in payments as hereinafter provided. Prior to Lessor's exercise of the rights granted in the immediately preceding sentence, Lessee shall have the right to cure said default as described in Paragraph 4.1(b) of this Lease.

Section 2.5 - Lessee shall permit Lessor and/or an engineer designated by Lessor to enter upon the Demised Premises at all reasonable hours for the purpose of inspecting same, and Lessor shall not, except in cases of emergency, exercise this privilege in such a way as to unreasonably interfere with Lessee's business. Such inspections shall be conducted during normal business hours and in the company of Lessee's representatives.

Section 2.6 - Lessee shall not, without the prior written consent of Lessor, use or occupy the Demised Premises for any purpose whatsoever other than that specified in Sections 1.1 and 1.3 above. Lessee shall not use the Demised Premises for any unlawful purpose and shall at its own expense, comply with all ordinances, laws, rules, and regulations of the Tri-City Regional Port District, the County of Madison, the State of Illinois, the United States of America and all lawful authorities, agencies and departments of the aforementioned governmental entities having jurisdiction in the Premises. Lessee will also be responsible for installing or erecting all environmental pollution control devices that are or may be hereafter required by a local, state or federal regulatory agency with respect to Lessee's facilities and for the proper operation and maintenance of said environmental pollution control devices.

Lessee shall be responsible for the clean-up of any spillage of materials delivered to or shipped from its facilities by any means of conveyance and shall immediately undertake to clean up such spillage whether such spillage occurs on the subject Premises or land or roadways adjacent to or leading to or from the subject Premises. Notwithstanding the preceding sentence, however, it is understood and agreed that Lessee's responsibility is limited to any spillage that

occurs during the term of this Lease, unless such spillage is caused by Lessor, its agents, representatives or employees or any other party acting within Lessor's control.

Lessee further agrees not to use or permit to be brought upon the Demised Premises or to permit to be done thereon any act or thing which will invalidate or which, if brought on, would be in conflict with any insurance policy covering the Demised Premises or bring or keep anything thereon which will not comply with all rules, orders, regulations, or requirements of the Board of Fire Underwriters or any similar organization and Lessee shall at all times make a good faith effort to comply with all such rules, orders, regulations or requirements. And Lessee shall not do or permit anything on its Leased Premises which constitutes a public nuisance. Lessor shall provide Lessee with copies of its insurance policies at least bi-annually.

Lessee agrees to indemnify and hold the Port District harmless from any and all penalties, damage or charges actually imposed or losses or expenses actually incurred by the Port District solely as a result of the violation of any Federal, State or Municipal law or regulation or ordinance by the Lessee, its customers, officers, agents, employees, guests or invitees which violation(s) occurs at or on the Demised Premises and arises directly out of or as a result of, the operations of Lessee at or on the Demised Premises.

Section 2.7 - The Lessee shall not assign, transfer, sublease or sell this Lease or any right thereunder without the prior written approval of the Lessor, which approval shall not be unreasonably withheld or processing thereof delayed nor shall Lessee assign, transfer, sublease or sell this Lease without the prior approval of the District Engineer, United States Army Engineer District, St. Louis, Missouri. However, Lessee without obtaining the prior consent of Lessor, may enter into contracts of the kind usually and customarily entered into in the conduct of the Lessee's business permitted under the terms and provisions of this lease. Notwithstanding any assignment or sale, Lessee shall at all times remain liable for performance of all covenants

and conditions to be performed under this Lease, including, but not limited to payment of all monetary amounts herein specified.

Section 2.8 - Lessee shall give Lessor immediate written notice of all accidents of which Lessee has actual knowledge and which occur on the Premises.

Section 2.9 - Lessee agrees to indemnify and hold Lessor, the United States Government and the Secretary of the Army harmless from any and all liability, judgment, costs, damages and expenses, including reasonable attorneys' fees (collectively "Damages"), that actually accrue against, are charged to, or are recovered from Lessor by reason of, or on account of damages to: the property of Lessor; the property of Lessee; or the property of any third party or parties; or the property of, injury to, or death of any person, arising from Lessee's use, alteration, occupancy or operation of the facilities or improvements on the Demised Premises and any easements herewith granted, including acts of Lessee's agents, contractors and subcontractors. Lessee shall give Lessor prompt and timely notice of any actual written claim made or suit instituted by service of summons and complaint on Lessee, which in any way, adversely affects Lessor or its insurer with respect to the Demised Premises, and Lessor or its insurer shall have the right to compromise and defend the same to the extent of their own interests. Nothing contained herein will require Lessee to give notice of claims or litigation against Lessee that are unrelated to this Lease. Lessor shall give Lessee prompt and timely notice of any claim or any suit for personal injury or property damage instituted which adversely affects Lessee.

Any final non-appealable judgment rendered against Lessor by a court of competent jurisdiction for any cause for which Lessee is liable under this Section 2.9, shall be conclusive against Lessee as to liability and dollar amount. Except as hereinafter provided, Lessee shall, at its own expense, keep in force or cause to be kept in force, insurance of the following types and in not less than the following amounts, issued by a company or companies of sound and adequate

financial responsibility, licensed to do business in the State of Illinois, and reasonably approved by Lessor, to-wit:

(a) Comprehensive public liability insurance in the amount of $5,000,000 per person and in the amount of $5,000,000 per accident.

(b) Comprehensive property damage insurance in the amount of $5,000,000 per accident.

Said amounts of coverage shall be reviewed every three (3) years, upon the anniversary of this lease, during the effectiveness of this lease and increased if necessary by amounts mutually and reasonably agreed upon by the Lessor and Lessee.

All such policies of insurance shall insure Lessee and Lessor against all liabilities for accidents arising out of or in connection with Lessee's use and occupancy of, and operations on land, and facilities and improvements erected thereon. Lessee shall furnish to Lessor certificates evidencing such insurance, naming Lessor as an additional insured thereunder.

Lessee shall also carry Worker's Compensation and Employer's Liability Insurance to cover accidental injury to any of Lessee's employees as provided by the Workmen's Compensation Law of Illinois. Evidence of procuring and maintenance of such insurance shall be furnished by Lessee to Lessor. Notwithstanding anything contained herein to the contrary, Cargill, Incorporated may satisfy the requirements for insurance set forth in this Section 2.9 through its program of self-insurance.

Section 2.10 - Lessee agrees that in case of the substantial damage or destruction of the facilities constructed by Lessee and situated on the Demised Premises, the Lessee shall have 180 days (from the date on which the casualty occurs), in which to begin to reconstruct said facilities or restore the Premises to their original condition; thereafter, Lessee shall proceed with all due diligence to reconstruct the Premises and facility within 360 days of said damage or destruction. Failure to commence action to restore and/or rebuild within the specified time and to continue

said action with due diligence shall entitle Lessor to terminate this Lease without relieving Lessee of its obligation to pay all rentals and charges described herein for the full term of this Lease and Lessor may also restore the premises at Lessor's cost. Notwithstanding the preceding provisions of this Section 2.10, if Lessee is delayed in the commencement and/or the completion of the action to restore by severe weather conditions or by strikes, lockouts, fire, unusual delay by common carriers, unavoidable casualties, or any causes beyond Lessee's control, then the time of commencement or completion, as the case may be, shall be extended for the period of time of any delay resulting from any or all of the causes aforesaid.

Section 2.11 - Lessee covenants and agrees:

A. That this Lease is subject to, subordinate to, and limited by the terms of the Department of the Army Lease No. No. DACW43-1-06-65 executed by the Army on 15th day of September, 2006, and by the Port District on the 11th day of September, 2006, as amended by that certain Amendment to Lease dated September 19, 2008. Said Government Lease is currently for a term of expiring on June 30, 2055.

B. Not to do nor permit anything to be done which constitutes a breach of the Government Lease or cause the Government Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in the Department of the Army under said Government Lease; to indemnify and hold the Port District harmless, and does hereby indemnify and hold the Port District harmless, from and against all claims of any kind or nature whatsoever that the Port District actually suffers or incurs as a direct result of any breach or default on the part of Lessee by reason of which the Government Leases may be terminated or forfeited, except to the extent that the cause of said claims is due to the sole fault or neglect of the Port District or its agents, representatives or employees and/or some third party other than the Lessee;

C. That the Lessee has read and is familiar with the terms of the Government Lease.

Section 2.12 - Lessee covenants and agrees it will pay its pro rata share for general port area security service. The cost of said service is to be pro rated among the tenants of the District.

Section 2.13 - At the expiration of this Lease or any valid extension thereof, the Lessee shall deliver the possession of the subject Premises to the Port District in good order and

condition, ordinary wear and tear excepted, and shall, within a reasonable time period after the expiration or termination of this Lease, remove any and all improvements made thereon by Lessee, including the spur track on the easement attached as **Exhibit E**, unless said obligation to remove is excused by direction of the Port District at that time. Upon the Lessee's failure to so remove and restore said Premises, the Port District may restore the Premises and facilities or remove same and Lessee shall be liable for payment of the documented cost thereof to the Port District.

Section 2.14 - Lessee covenants that it will not make any capital additions, improvements or modifications to the erected structural aspects of the facilities that Lessee erects on the Leased Premises without the prior written consent of the District, which shall not be unreasonably withheld, nor will the Lessee undertake any action which will result in the creation of a lien on the facility or the Premises. The Port District shall consider and respond to Lessee's request for approval under this Section 2.14 within 60 days of the actual receipt of such request. Failure of the Lessor Port District to act within that time period shall be considered to be operative as a consent to said addition, improvements or modifications.

Section 2.15 - Lessee covenants that it will, at the termination of this Lease, by lapse of time or otherwise, yield up immediate possession to the District (subject to Lessee's right to enter the Demised Premises for a reasonable period of time after the expiration or termination of this Lease in order to permit Lessee an opportunity to comply with the terms of Section 2.13 above; provided, however, that in no event shall a time period beyond 90 days be considered reasonable). Upon failing to do so, Lessee will pay as liquidated damages for the time such possession is withheld, the sum equivalent to Two Hundred Percent (200%) of the rent payments applicable under this Lease as of the date on which this Lease expires or terminates, computed

on a monthly basis. Such payment shall not prevent the District from exercising all rights it may have to prevent Lessee from holding possession of the facility.

ARTICLE III - LESSOR'S COVENANTS

Section 3.1 - Lessor represents, warrants and covenants that it has good and sufficient interest in and to the Leased Premises herein described and has lawful right to make this Lease for the term aforesaid, and that it has taken all actions necessary to assure the lawful execution of this Lease and covenants that if, Lessee shall pay the rental and perform all the covenants and provisions of this Lease to be performed by said Lessee, Lessee shall have the right, during the term of this Lease or any extension thereof, to freely, peaceably and quietly occupy and enjoy the full and exclusive possession of the premises and the tenements, hereditament and appurtenances thereunto belonging and, the rights and privileges herein granted, without molestation or hindrance, and Lessor or its Representatives will defend Lessee's rights as herein granted. Lessor's title and right to hold said land is subject to, and based upon, the above-described Government Lease. There are no other agreements with the Department of the Army affecting the Demised Premises other than the aforesaid Government Lease and same is in full force and effect and Lessor has no knowledge of any default in its obligations thereunder.

Section 3.2 – [Intentionally Deleted.]

Section 3.3 - Lessor Port District will maintain and keep in repair, satisfactory to accomplish Lessee's reasonable use thereof, all roads, and access ways located on Port District property or property controlled by the Port District and used by Lessee for access to the Demised Premises. Failure of Lessor Port to act to clear said access roads of any physical obstruction which limits Lessee's use of said facilities within ten days of the first instance of said obstruction shall constitute authority for Lessee to remove said obstacle at Lessor's expense.

Section 3.4 - Lessor District covenants and agrees that it will comply with the terms and conditions of the Government Lease during the term of this Lease or any extension thereof and will promptly advise Lessee of any notice of default, breach or forfeiture given to the Port by the Department of the Army. The Port will not violate, breach, cancel, amend or reduce the term of the Government Lease affecting Lessee Company's Leased Premises herein specified during the term of this Lease or any extension thereof.

Section 3.5 - Lessor will promptly notify Lessee of receipt of any notice from the Secretary of the Army that the Army's right under Paragraph 18 of the Government Lease may be exercised to terminate the Government Lease by reason of non-use of all or any substantial portion of the 217.3 acres covered in the Government Lease for a period of five consecutive years. Lessor will act with due diligence to prevent such cause for termination of the Government Lease.

Section 3.6 - Lessor represents and warrants that it has a good and merchantable leasehold interest in and to the Demised Premises described on **Exhibit A** and **Exhibit B**, subject to the terms of the Government Lease; that the Demised Premises has access to public roads; that Parcel 4 is contiguous to Parcel 1A as described on **Exhibit B** without any gaps or gores; that there are no matters, and no third party has any rights, which would in any way interfere with the Lessee's improvement or use of the Demised Premises and that the Demised Premises is zoned for the uses described in Section 1.1 and Section 1.3 above.

Section 3.7- The Port District represents and warrants, or covenants, as the case may be, that (a) except as otherwise specifically disclosed in that certain environmental report issued August 12, 1991, by John Mathes & Associates, Inc., for Project No. 17278; on November 25, 1997 by Philip Services Corp., for Project No. 113844; and that certain environmental report of February, 1998 by Philip Services Corp., and the letter dated May 15, 1998 from the Corps of

Engineers, the Port District has no knowledge of past or current presence, disposal, or storage of any hazardous or toxic substances or materials at, on, in or under Parcel 1A and Parcel 4.

The Port District cleaned-up and remediated to the extent required by law the environmental contamination existing on Parcel 4 only and pre-existing as of June 1, 2000, and identified in that certain environmental report issued on November 25, 1997 by Philip Services Corp., for Project No. 27278, that certain environmental report of February, 1998 by Goodwin & Broms, Inc., and the letter dated May 15, 1998 from the Corps of Engineers (the "Contamination"), (collectively the "Reports").

The Port District also represents and warrants that there are no wetlands on Parcel 4.

Section 3.8 - Lessor covenants and agrees that it has delivered to Lessee true, accurate and complete copies of the Government Lease which relates to the leasehold premises described in Section 1.1 hereof.

Section 3.9 - Lessor hereby covenants and agrees that, throughout the term of this Lease and any extension thereof, Lessor shall continuously maintain comprehensive general liability insurance and property damage insurance applicable to its territory and properties. Such insurance coverages shall be maintained in amounts, and shall provide for deductible amounts, deemed from time to time, normal and customary for governmental bodies comparable to the Port District.

ARTICLE IV - MUTUAL COVENANTS

Section 4.1 - If one or more of the following events (hereinafter sometimes called "defaults") shall happen and be continuing, same shall be and constitute a basis for Lessor, at its option, to treat Lessee as being in default under this Lease:

(a) If Lessee defaults in the payment of any of the rentals provided to be paid hereunder and such default shall continue for ten (10) days after written notice of such non-payment by Lessor to Lessee.

(b) If Lessee defaults in the observance or performance of any other covenant, condition, agreement or provision hereof which is not remedied within thirty (30) days after written notice of such default from Lessor to Lessee; provided, however, no default on the part of the Lessee in the performance of work required to be performed or acts to be done or conditions to be modified shall be deemed to exist if steps shall have in good faith been commenced promptly by Lessee to rectify the same and shall be pursued to completion with diligence and continuity under the terms and conditions of this lease.

(c) If Lessee becomes bankrupt or admits its inability to pay its debts as they may mature, or makes an assignment for the benefit of creditors or applies for or consents to the appointment of a trustee or receiver for Lessee, or for the major part of its property.

(d) If a trustee or receiver is appointed for Lessee or from the major part of its property and is not discharged within ninety (90) days after such appointment.

(e) If bankruptcy, reorganization, arrangements, insolvency, or liquidation proceedings, or any other proceedings for relief under any of the bankruptcy laws or similar laws for the relief of debtors, are instituted by or against Lessee, and are not dismissed within ninety (90) days after such institution.

In any such case, Lessor may at its option exercise any one or more of the following remedies:

(1) Lessor may terminate this lease and Lessee's right to possession thereunder by giving to Lessee written notice of Lessor's intention so to do, in which event the term of this lease or any renewal thereof shall end, and all right, title and interest of Lessee hereunder shall expire on the date designated in such notice, which shall not be less than ten (10) days after the date of the notice by Lessor of its intention so to terminate, but Lessee shall not be released thereby from obligation to make further payments of rentals due hereunder for the full period to which said Lessee committed itself under the terms of this lease.

(2) Lessor may enforce the provisions of this lease and may enforce and protect the right of Lessor hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein or for the enforcement of any other appropriate legal or equitable remedy, but Lessee shall not thereby be released from obligation to make further payments of rentals due.

Section 4.2 - If Lessor exercises either of the remedies provided for in Subparagraph (1) or (2) of Section 4.1 hereof, Lessor may then or at any time thereafter re-enter and take complete and peaceful possession of the Demised Premises, with or without process of law, and may remove all persons therefrom, and Lessee covenants in any such event peacefully and quietly to yield up and surrender the Demised Premises to Lessor and to continue payment of the rentals provided hereunder.

Section 4.3 - If Lessor terminates the right to possession as provided in Subparagraph (1) of Section 4.1 hereof, Lessor may re-enter the Demised Premises and take possession of all thereof (including any and all equipment and apparatus thereon), may remove any portion of the equipment, machinery and apparatus thereon which Lessor elects to so do, and may sublet or relet the Demised Premises or any part thereof from time to time for all of any part of the unexpired part of the then term thereof, or for a longer period, and Lessor may collect the rents from such reletting or subletting, and apply the same, first, to the payment of the expense of re-entry and re-letting, and secondly, to the rentals herein provided to be paid by Lessee, and in the event the proceeds of such reletting or subletting are at any time hereafter not sufficient to pay in full the foregoing, Lessee shall remain and be liable therefor, and Lessee promises and agrees to pay the amount of such deficiency from time to time, and Lessor may at any time and from time to time sue and recover judgment for any such deficiency or deficiencies. Upon the occurrence of any default by Lessee under this Lease, Lessor shall use due diligence in attempting to obtain a reletting of the facilities and to mitigate its damages.

Section 4.4 - In the event of the termination of this Lease by Lessor as provided for by Subparagraph (1) of Section 4.1 hereof, Lessor shall be entitled to recover from Lessee all the rentals accrued and unpaid for the period up to and including such termination date, as well as all other additional sums payable by Lessee for which Lessee is liable or in respect of which Lessee

under any of the provisions hereof has agreed to indemnify Lessor, which may be then owing and unpaid, and all costs and expenses including court costs and attorneys' reasonable fees incurred by Lessor in the enforcement of its rights and remedies hereunder, and in addition, Lessor shall be entitled to recover the actual damages, including reasonable attorneys fees and court costs, which Lessor actually sustains by reason of the breach of any of the covenants of this Lease. Lessee shall be entitled to credit for any rentals received by Lessor from a reletting of the Premises.

Section 4.5 - This Lease covers in full each and every obligation of every kind and nature whatsoever between Lessee and Lessor concerning the Demised Premises.

Section 4.6 - If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by the laws of the State of Illinois.

Section 4.7 - The removal of the facilities or improvements from the Premises described in Section 1.1 shall not be operative to cause an abatement in the rentals herein provided for but said rentals shall continue to be due and payable for the term of this Lease or any extension thereof.

If the Lessee is deprived of the use of the manufacturing and storage facility described herein as a result of substantial damage to or destruction of the facilities, as a result of fire, windstorm or other natural hazards, the rental described herein shall abate. Said abatement, if same is justified, shall remain in effect for a period of not to exceed one (1) year from the date of the said damage or destruction. Said abatement will, however, in any event, cease to be applicable upon Lessee's failure to comply with the reconstruction and restoration provisions of Section 2.10 within the time limits or periods therein established.

Section 4.8 - Nothing herein contained shall operate to make or be construed to constitute Lessor and Lessee partners.

Section 4.9 - Lessor and Lessee each agree to act promptly and in a reasonable manner in respect to any and all matters arising under this Lease.

Section 4.10 - With respect to any pledge, mortgage, deed of trust, or other security interest on Lessee's leasehold interest and/or property, that may hereafter be granted or established by Lessee with the prior approval of the Port District, the Port District agrees for the benefit of any mortgagee or holder of such mortgage, pledge, deed of trust, or other security interest to give written notice to such holder by U.S. certified mail of any alleged default under this Lease, provided that holder has theretofore registered its name and address with the Port District simultaneously with the giving of notice to Lessee, of any alleged default under this Lease.

Section 4.11 - Any notice required under the terms of this lease shall be deemed to have been given when sent by registered or certified mail or overnight courier, postage prepaid, to Lessee at 21 Waterway Avenue, Suite 525, The Woodlands, Texas 77380, and to Lessor at 2801 Rock Road, Granite City, Illinois, 62040, or at such other place as Lessee or Lessor may from time to time designate in writing. Such notice shall be considered to have been delivered three (3) business days after the date of depositing same, if service is undertaken by depositing of said notice or notices in the United States Mail, which date shall be evidenced by the records of the Post Office Department. A copy of said Notice will also be sent to Todd Erickson, Cargill Law Department, 15407 McGinty Road West, Wayzata, Minnesota 55391, but said action shall not be deemed to be required to accomplish effective notice to the Lessee hereunder.

WITNESS the hands and corporate seals of the parties hereto on the date first hereinabove stated.

TRI-CITY REGIONAL PORT DISTRICT

BY: ______________________
CHAIRMAN

ATTEST:

____
SECRETARY

CARGILL, INCORPORATED

BY: ______________________
NAME: ______________________
TITLE: ______________________

ATTEST:

____
SECRETARY

WITNESS the hands and corporate seals of the parties hereto on the date first hereinabove stated.

TRI-CITY REGIONAL PORT DISTRICT

BY:______________________________
CHAIRMAN

ATTEST:

____
SECRETARY

CARGILL, INCORPORATED

BY: [signature]
NAME: Michael J. Taylor
TITLE: Vice President

ATTEST:

[signature] Jauneey Smith
ASST SECRETARY

Signature Page to Agreement of Lease Between Tri-City Regional Port District, a Municipal Corporation of the State of Illinois and Cargill, Incorporated, a Delaware Corporation

14835206
Cargill #2744859


T. 3N.
R. 10W.
3rd P.M.
PLAT OF SURVEY
1



TRUCK HAUL ROAD
9 LEGEND
13 LAND AREA
PARCEL 1A
10 BASIS OF BEARING
7 POSSIBLE ENCROACHMENTS
17 NORTH ARROW / SCALE
SCALE 1" = 100'
19 SURVEY DRAWING
1 LEGAL DESCRIPTION
16 VICINITY MAP
VICINITY MAP
11 SURVEYOR'S NOTES
6 ZONING INFORMATION
4 SURVEYOR CERTIFICATION
5 FLOOD INFORMATION
Approved CDS Surveyor
Key to CDS Plat of Survey
18 PLAT OF SURVEY
COMMERCIAL DUE DILIGENCE SERVICES
Proposed Plat

January 8, 2009
Job No. 091309

PARCEL 1A
Description of Property for Cargill

A tract of land being part of U.S. Survey 594, Claim 1865 in the Southwest Quarter of Section 12, Township 3 North, Range 10 West of the Third Principal Meridian, Madison County, Illinois, being a part of Parcel 1 and Parcel 4, more particularly described as follows:

Commencing at the intersection of the easterly line of U.S. Survey 594, Claim 1865 with the southerly line of Lot 12 in Third Subdivision of the W.R. Benjamin tract as recorded in Plat Book 19 on Page 19 in the Recorder's Office of Madison County, Illinois; thence North 65 degrees 01 minute 00 seconds West, along the southerly line of said subdivision and its westerly extension, a distance of 1,150.78 feet to the centerline of Old Rock Road (as traveled) [Also known as Chouteau Sough and Alton-St. Louis Wagon Road]: thence South 40 degrees 06 minutes 42 seconds West, along said centerline, a distance of 72.02 feet; thence North 68 degrees 50 minutes 20 seconds West, a distance of 39.00 feet; thence around a curve to the left having a radius of 250.00 feet, through a central angle of 48 degrees 25 minutes 49 seconds, chord bearing South 86 degrees 56 minutes 46 seconds West, an arc distance of 211.32 feet; thence North 27 degrees 16 minutes 09 seconds West, a distance of 30.00 feet to the southeast corner of said Parcel 1, also being the Point of Beginning.

From said Point of Beginning; thence around a curve to the right having a radius of 220.00 feet, through a central angle of 27 degrees 12 minutes 42 seconds, chord bears South 76 degrees 20 minutes 13 seconds West, an arc distance of 104.49 feet, thence South 89 degrees 56 minutes 34 seconds West, a distance of 149.60 feet; thence North 00 degrees 03 minutes 06 seconds West along the west edge of an existing building and it's southerly prolongation, a distance of 707.47 feet; thence South 89 degrees 56 minutes 54 seconds West, a distance of 261.56 feet to the west line of said Parcel 1; thence North 10 degrees 24 minutes 05 seconds East on said west line, a distance of 119.49 feet to the northwest line of said Parcel 1, also being the southerly right of way line of the Tri-City Regional Port District Access Dock Railroad (Norfolk and Southern Railroad): thence North 89 degrees 56 minutes 34 seconds East, along said line, a distance of 490.00 feet to the northeast corner of said Parcel 1; thence South 00 degrees 03 minutes 26 seconds East on the east line of said Parcel 1, a distance of 800.65 feet to the Point of Beginning.

Said Parcel herein described contains 5.3960 acres or 235,048 square feet, more or less.

EXHIBIT B

PARCEL 4 LEGAL DESCRIPTION

PARCEL 4:

A TRACT OF LAND BEING PART OF U.S. SURVEY 594, CLAIM 1865 IN THE SOUTHWEST QUARTER OF SECTION 12, TOWNSHIP 3 NORTH, RANGE 10 WEST OF THE THIRD PRINCIPAL MERIDIAN, MADISON COUNTY, ILLINOIS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE EASTERLY LINE OF U.S. SURVEY 594, CLAIM 1865 WITH THE SOUTHERLY LINE OF LOT 12 IN THIRD SUBDIVISION OF THE W. R. BENJAMIN TRACT, AS RECORDED IN PLAT BOOK 19, PAGE 19 IN THE RECORDER'S OFFICE OF MADISON COUNTY, ILLINOIS; THENCE NORTH 65 DEGREES 01 MINUTES 00 SECONDS WEST, ALONG THE SOUTHERLY LINE OF SAID SUBDIVISION AND ITS WESTERLY EXTENSION, A DISTANCE OF 1150.78 FEET TO THE CENTERLINE OF OLD ROCK ROAD (AS TRAVELED) (ALSO KNOWN AS CHOUTEAU SLOUGH AND ALTON-ST. LOUIS WAGON ROAD); THENCE SOUTH 40 DEGREES 06 MINUTES 42 SECONDS WEST, ALONG SAID CENTERLINE, A DISTANCE OF 72.02 FEET; THENCE NORTH 68 DEGREES 50 MINUTES 20 SECONDS WEST A DISTANCE OF 39.00 FEET; THENCE AROUND A CURVE TO THE LEFT HAVING A RADIUS OF 250.00 FEET, THROUGH A CENTRAL ANGLE OF 48 DEGREES 25 MINUTES 49 SECONDS, CHORD BEARING SOUTH 86 DEGREES 56 MINUTES 46 SECONDS WEST AN ARC DISTANCE OF 211.32 FEET; THENCE NORTH 27 DEGREES 16 MINUTES 09 SECONDS WEST A DISTANCE OF 30.00 FEET TO AN IRON PIN AT THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE NORTH 00 DEGREES 03 MINUTES 26 SECONDS WEST A DISTANCE OF 800.65 FEET TO THE SOUTHERLY RIGHT OF WAY LINE OF THE TRI-CITY REGIONAL PORT DISTRICT ACCESS DOCK RAILROAD (NORFOLK AND SOUTHERN RAILROAD); THENCE NORTH 89 DEGREES 56 MINUTES 34 SECONDS EAST, ALONG SAID RIGHT OF WAY LINE A DISTANCE OF 558.39 FEET; THENCE SOUTH 00 DEGREES 03 MINUTES 26 SECONDS EAST A DISTANCE OF 125.39 FEET; THENCE NORTH 89 DEGREES 56 MINUTES 34 SECONDS EAST A DISTANCE OF 149.70 FEET TO THE WESTERLY RIGHT OF WAY LINE OF OLD ROCK ROAD (AS TRAVELED) (ALSO KNOWN AS CHOUTEAU SLOUGH AND ALTON-ST. LOUIS WAGON ROAD); THENCE ALONG SAID RIGHT OF WAY AS FOLLOWS: SOUTH 25 DEGREES 41 MINUTES 40 SECONDS WEST A DISTANCE OF 56.79 FEET; AROUND A CURVE TO THE RIGHT HAVING A RADIUS OF 2366.00 FEET, THROUGH A CENTRAL ANGLE OF 14 DEGREES 25 MINUTES 02 SECONDS, CHORD BEARING SOUTH 32 DEGREES 54 MINUTES 11 SECONDS WEST, AN ARC DISTANCE OF 595.35 FEET; SOUTH 40 DEGREES 06 MINUTES 42 SECONDS WEST A DISTANCE OF 162.37 FEET; THENCE NORTH 68 DEGREES 50 MINUTES 20 SECONDS WEST A DISTANCE OF 28.16 FEET; THENCE AROUND A CURVE TO THE LEFT HAVING A RADIUS OF 280.00 FEET, THROUGH A CENTRAL ANGLE OF 48 DEGREES 25 MINUTES 49 SECONDS, CHORD BEARING SOUTH 86 DEGREES 56 MINUTES 46 SECONDS WEST AN ARC DISTANCE OF 236.67 FEET TO THE POINT OF BEGINNING, CONTAINING 9.33 ACRES.

EXHIBIT C

TRUCK HAUL ROAD

EXHIBIT D

PARCEL 3/SPUR TRACK EASEMENT AREA LEGAL DESCRIPTION

EASEMENT FOR RAIL TRACK SPUR RIGHT-OF-WAY

TRI-CITY REGIONAL PORT DISTRICT (Grantor), a political subdivision, body politic and municipal corporation, created by an Act of the Illinois Legislature, effective April 1, 1959, for and in consideration of One Dollar ($1.00) and other good and valuable consideration in hand paid, grants to Robinson Steel Company, Inc., (Grantee) an Indiana Corporation, an easement for the construction, establishment, use, maintenance and operation of a rail track spur over and across the following described real estate:

> A 15 ft. wide railway easement being 7.5 ft. each side of a line described as follows:
>
> Commencing at the intersection of the easterly line of U. S. Survey 594 Claim 1865 with the southerly line of Lot 12 in "Third Subdivision of the W. R. Benjamin Tract", as recorded in Plat Book 19 on Page 19 in the Recorder's Office of Madison County, Illinois; thence North 65 degrees 01' 00" West, along the southerly line of said subdivision and its westerly extension, a distance of 1150.78 feet to the centerline of Old Rock Road (as traveled, also known as Chouteau Slough Road and Alton St. Louis Wagon Road); thence along said centerline as follows:
>
> > North 40 degrees 06' 42" East a distance of 115.19 feet; around a curve to the left having a radius of 2386 feet, chord bearing North 32 degrees 54' 12" East through a central angle of 14 degrees 25' 03", an arc distance of 600.40 feet; North 25 degrees 41' 40" East a distance of 261.17 feet
>
> to the centerline of the Tri-City Regional Port District Dock Access Railroad (Norfolk & Southern); thence South 89 degrees 56' 34" West, a distance of 159.75 ft. along the centerline of said dock access railroad to the point of beginning of the easement centerline herein described; said point of beginning being Station 7+32 on the centerline of the

rail spur and switch point of the rail spur to be constructed for Robinson Steel Company; thence South 89 degrees 56' 34" West along said railroad centerline a distance of 30 ft. to a point; thence South 82 degrees 47' 24" West a distance of 66.44 ft. to a point designated as Station 8+28.44 of said rail spur centerline; thence around a curve to the left having a radius of 440 ft., chord bearing South 74 degrees 59' 29" West, a distance of 119.78 ft. to a point designated as Station 9+48.22 of said rail spur centerline; thence South 67 degrees 11' 34" West a distance of 62.16 ft. to a point designated as Station 10+10.38 on said rail spur centerline; thence around a curve to the right with a radius of 440 ft., chord bearing South 78 degrees 34' 04" West, an arc distance of 174.71 ft. to a point designated as Station 11+85.08 on said rail spur centerline; thence South 89 degrees 56' 34" West a distance of 216.29 ft. to a point on the Easterly property line of the Robinson Steel Company leasehold.

The easement between Station 7+32 and Station 8+28.44 shall be a non-exclusive easement; between Station 8+28.44 and the Robinson Steel Company Leasehold Premises the easement shall be for the exclusive use of Robinson Steel.

as more particularly delineated and set out on the drawing attached hereto marked Exhibit A and herewith made a part hereof, to have and to hold for the purpose of use as a right-of-way to construct, operate, maintain, repair and replace a rail spur track and all appurtenances and equipment necessary for the operation, installation and maintenance of said rail track spur, subject to all easements and rights-of-way presently existing on or claimed over said land by any other parties.

Said easement for use as a rail track spur is hereby granted to Grantee subject to the following express conditions and reservations:

Grantor hereby reserves the right to use said easement and right-of-way and the rail spur improvements to be situate thereon between Station 7+32 and Station 8+28.44, provided, however, that such use by Grantor shall be at Grantor's sole risk and shall not unduly adversely affect the rights granted to Grantee under this easement agreement.

Grantor hereby reserves the right to relocate said rail spur easement and to alter or amend or reconstruct any installations made thereon at the expense of Grantor if Grantor hereafter finds that said relocation, alteration, amendment or reconstruction is necessary to allow Grantor to carry out and accomplish its public purpose and gives Grantee Sixty (60) days prior written notice of Grantor's intent to make any such relocation, alteration, amendment or reconstruction, together with a detailed description of the contemplated relocation, alteration, amendment, or reconstruction. Said relocation or alteration shall be accomplished in as expeditious a manner as is reasonably possible and in a manner that does not, in any way or to any extent, diminish the usefulness of said rail spur to Grantee. If Grantor exercises said right, then upon completion of any relocation, alteration, amendment or reconstruction, the easement, right-of-way and rail spur shall be in substantially the same condition, configuration and design as originally constructed and installed by Grantee.

Grantee hereby agrees to and declares by the acceptance of this rail track spur easement it will hold Grantor harmless from any and all claims for damages that Grantor actually suffers or incurs and that result from loss of life or injury to person or property that may hereafter arise as a result of said Grantee's construction, operation, maintenance, repair and use of said utility easement, except that which is caused by the sole negligence of the Grantor, its agents, representatives, employees or any other parties to whom Grantor grants any rights.

Grantee hereby agrees and declares that it will hereafter maintain the installations made on said right-of-way and conduct operations

over said right-of-way in a diligent and good faith manner so as to protect the public health, safety and welfare.

Said easement is granted to Grantee for use only in conjunction with structures and facilities to be situated on land leased to Grantee under the terms and provisions of a certain Agreement of Lease between Tri-City Regional Port District, a municipal corporation of the State of Illinois, and Robinson Steel Company, Inc., an Indiana Corporation, dated the 9th day of September, 1991, and same shall not be assigned, transferred or conveyed by Grantee without the express written permission of Grantor, which permission shall not be unreasonably withheld or delayed.

Upon the termination of Grantee's above described lease term by expiration of time or for any cause specified in said Agreement of Lease, or in the event Grantor fails to install rail facilities and use said easement for the installation, construction, operation and maintenance of a rail track spur facility within 18 months of the date of this instrument (subject, however, to reasonable extension as a result of force majeure), said easement for rail track spur purposes shall become null and void and of no further force and effect and all of Grantee's rights and obligations relative to same shall be forfeited by election of Grantor; provided, however, that such forfeiture shall not relieve Grantee of any obligation that it may have (under the terms of the Agreement of Lease described in the immediately preceding paragraph) to remove any improvements that Grantee has installed

or constructed in or on the subject easement parcel. Said election may be evidenced by the filing of an instrument of Declaration of Discontinuance, Cancellation and Revocation of Easement for Rail Track Spur Purposes filed by Grantor in the Recorder's Office of Madison County, Illinois. Notice of said declaration shall be served upon by Grantee at its place of business at 4303 Kennedy Avenue, East Chicago, Illinois, 46312, but failure to obtain such service on Grantee shall not void or make inoperative of ineffective the subject declaration of vacation.

This Easement shall become operative and effective only upon the execution by Grantee of the "Acceptance" of said Easement subject to the terms and conditions herein st forth and the filing of said Acceptance with the Tri-City Regional Port District.

DATED this 9th day of September, 1991.

TRI-CITY REGIONAL PORT DISTRICT

BY: Dale Arnette
CHAIRMAN

ATTEST:

[signature]
SECRETARY

STATE OF ILLINOIS :
: SS
COUNTY OF MADISON :

I, the undersigned Notary Public, in and for the said County and State aforesaid, do hereby certify that Dale Arnette, personally known to me to be the Chairman of the Tri-City Regional Port District Board, and Kent Holsinger, personally known to me to be the Secretary of said Tri-City Regional Port District Board,

each appeared before me this day in person and acknowledged that each appeared before me this day in person and acknowledged that they signed and delivered the foregoing instrument as their own free and voluntary act, and as the free and voluntary act of said Tri-City Regional Port district, for the uses and purposes therein set forth; and said Secretary did also then and there acknowledge that he, as custodian of said corporate seal of said public body, did affix the said corporate seal of same to said instrument as his own free and voluntary act, and as the free and voluntary act of the said Tri-City Regional Port District, for the uses and purposes therein st forth.

GIVEN under my hand and notarial seal this 21st day of October, 1991.

"OFFICIAL SEAL"
VELDA M. TAYLOR
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 8/29/95

Velda M. Taylor
NOTARY PUBLIC

A C C E P T A N C E

ROBINSON STEEL COMPANY, INC., does hereby acknowledge and accept the foregoing Easement subject to the terms and conditions established therein.

DATED this 30th day of October, 1991.

ROBINSON STEEL COMPANY, INC.

BY: Edward Minor

STATE OF Illinois :
: SS
COUNTY OF Cook :

I, the undersigned Notary Public, in and for the said County and State aforesaid, do hereby certify that Edward Minor, personally known to me to be the President of Robinson Steel Company, and ______________________, personally known to me to be the Secretary of said Robinson Steel Company, each appeared before me this day in person and acknowledged that each appeared before me this day in person and acknowledged that they signed and delivered the foregoing instrument as their own free and voluntary act, and as the free and voluntary act of said Robinson Steel Company, for the uses and purposes therein set forth; and said

EXHIBIT E

SPUR TRACK EASEMENT AGREEMENT

[See Attached]

EASEMENT FOR RAIL TRACK SPUR RIGHT-OF-WAY

TRI-CITY REGIONAL PORT DISTRICT (Grantor), a political subdivision, body politic and municipal corporation, created by an Act of the Illinois Legislature, effective April 1, 1959, for and in consideration of One Dollar ($1.00) and other good and valuable consideration in hand paid, grants to Robinson Steel Company, Inc., (Grantee) an Indiana Corporation, an easement for the construction, establishment, use, maintenance and operation of a rail track spur over and across the following described real estate:

> A 15 ft. wide railway easement being 7.5 ft. each side of a line described as follows:
>
> Commencing at the intersection of the easterly line of U. S. Survey 594 Claim 1865 with the southerly line of Lot 12 in "Third Subdivision of the W. R. Benjamin Tract", as recorded in Plat Book 19 on Page 19 in the Recorder's Office of Madison County, Illinois; thence North 65 degrees 01' 00" West, along the southerly line of said subdivision and its westerly extension, a distance of 1150.78 feet to the centerline of Old Rock Road (as traveled, also known as Chouteau Slough Road and Alton St. Louis Wagon Road); thence along said centerline as follows:
>
>> North 40 degrees 06' 42" East a distance of 115.19 feet; around a curve to the left having a radius of 2386 feet, chord bearing North 32 degrees 54' 12" East through a central angle of 14 degrees 25' 03", an arc distance of 600.40 feet; North 25 degrees 41' 40" East a distance of 261.17 feet
>
> to the centerline of the Tri-City Regional Port District Dock Access Railroad (Norfolk & Southern); thence South 89 degrees 56' 34" West, a distance of 159.75 ft. along the centerline of said dock access railroad to the point of beginning of the easement centerline herein described; said point of beginning being Station 7+32 on the centerline of the

rail spur and switch point of the rail spur to be constructed for Robinson Steel Company; thence South 89 degrees 56' 34" West along said railroad centerline a distance of 30 ft. to a point; thence South 82 degrees 47' 24" West a distance of 66.44 ft. to a point designated as Station 8+28.44 of said rail spur centerline; thence around a curve to the left having a radius of 440 ft., chord bearing South 74 degrees 59' 29" West, a distance of 119.78 ft. to a point designated as Station 9+48.22 of said rail spur centerline; thence South 67 degrees 11' 34" West a distance of 62.16 ft. to a point designated as Station 10+10.38 on said rail spur centerline; thence around a curve to the right with a radius of 440 ft., chord bearing South 78 degrees 34' 04" West, an arc distance of 174.71 ft. to a point designated as Station 11+85.08 on said rail spur centerline; thence South 89 degrees 56' 34" West a distance of 216.29 ft. to a point on the Easterly property line of the Robinson Steel Company leasehold.

The easement between Station 7+32 and Station 8+28.44 shall be a non-exclusive easement; between Station 8+28.44 and the Robinson Steel Company Leasehold Premises the easement shall be for the exclusive use of Robinson Steel.

as more particularly delineated and set out on the drawing attached hereto marked Exhibit A and herewith made a part hereof, to have and to hold for the purpose of use as a right-of-way to construct, operate, maintain, repair and replace a rail spur track and all appurtenances and equipment necessary for the operation, installation and maintenance of said rail track spur, subject to all easements and rights-of-way presently existing on or claimed over said land by any other parties.

Said easement for use as a rail track spur is hereby granted to Grantee subject to the following express conditions and reservations:

Grantor hereby reserves the right to use said easement and right-of-way and the rail spur improvements to be situate thereon between Station 7+32 and Station 8+28.44, provided, however, that such use by Grantor shall be at Grantor's sole risk and shall not unduly adversely affect the rights granted to Grantee under this easement agreement.

Grantor hereby reserves the right to relocate said rail spur easement and to alter or amend or reconstruct any installations made thereon at the expense of Grantor if Grantor hereafter finds that said relocation, alteration, amendment or reconstruction is necessary to allow Grantor to carry out and accomplish its public purpose and gives Grantee Sixty (60) days prior written notice of Grantor's intent to make any such relocation, alteration, amendment or reconstruction, together with a detailed description of the contemplated relocation, alteration, amendment, or reconstruction. Said relocation or alteration shall be accomplished in as expeditious a manner as is reasonably possible and in a manner that does not, in any way or to any extent, diminish the usefulness of said rail spur to Grantee. If Grantor exercises said right, then upon completion of any relocation, alteration, amendment or reconstruction, the easement, right-of-way and rail spur shall be in substantially the same condition, configuration and design as originally constructed and installed by Grantee.

Grantee hereby agrees to and declares by the acceptance of this rail track spur easement it will hold Grantor harmless from any and all claims for damages that Grantor actually suffers or incurs and that result from loss of life or injury to person or property that may hereafter arise as a result of said Grantee's construction, operation, maintenance, repair and use of said utility easement, except that which is caused by the sole negligence of the Grantor, its agents, representatives, employees or any other parties to whom Grantor grants any rights.

Grantee hereby agrees and declares that it will hereafter maintain the installations made on said right-of-way and conduct operations

over said right-of-way in a diligent and good faith manner so as to protect the public health, safety and welfare.

Said easement is granted to Grantee for use only in conjunction with structures and facilities to be situated on land leased to Grantee under the terms and provisions of a certain Agreement of Lease between Tri-City Regional Port District, a municipal corporation of the State of Illinois, and Robinson Steel Company, Inc., an Indiana Corporation, dated the 9th day of September, 1991, and same shall not be assigned, transferred or conveyed by Grantee without the express written permission of Grantor, which permission shall not be unreasonably withheld or delayed.

Upon the termination of Grantee's above described lease term by expiration of time or for any cause specified in said Agreement of Lease, or in the event Grantor fails to install rail facilities and use said easement for the installation, construction, operation and maintenance of a rail track spur facility within 18 months of the date of this instrument (subject, however, to reasonable extension as a result of force majeure), said easement for rail track spur purposes shall become null and void and of no further force and effect and all of Grantee's rights and obligations relative to same shall be forfeited by election of Grantor; provided, however, that such forfeiture shall not relieve Grantee of any obligation that it may have (under the terms of the Agreement of Lease described in the immediately preceding paragraph) to remove any improvements that Grantee has installed

or constructed in or on the subject easement parcel. Said election may be evidenced by the filing of an instrument of Declaration of Discontinuance, Cancellation and Revocation of Easement for Rail Track Spur Purposes filed by Grantor in the Recorder's Office of Madison County, Illinois. Notice of said declaration shall be served upon by Grantee at its place of business at 4303 Kennedy Avenue, East Chicago, Illinois, 46312, but failure to obtain such service on Grantee shall not void or make inoperative of ineffective the subject declaration of vacation.

This Easement shall become operative and effective only upon the execution by Grantee of the "Acceptance" of said Easement subject to the terms and conditions herein st forth and the filing of said Acceptance with the Tri-City Regional Port District.

DATED this 9th day of September, 1991.

TRI-CITY REGIONAL PORT DISTRICT

BY: Dale Arnette
CHAIRMAN

ATTEST:

[signature]
SECRETARY

STATE OF ILLINOIS :
: SS
COUNTY OF MADISON :

I, the undersigned Notary Public, in and for the said County and State aforesaid, do hereby certify that Dale Arnette, personally known to me to be the Chairman of the Tri-City Regional Port District Board, and Kent Holsinger, personally known to me to be the Secretary of said Tri-City Regional Port District Board,

each appeared before me this day in person and acknowledged that each appeared before me this day in person and acknowledged that they signed and delivered the foregoing instrument as their own free and voluntary act, and as the free and voluntary act of said Tri-City Regional Port district, for the uses and purposes therein set forth; and said Secretary did also then and there acknowledge that he, as custodian of said corporate seal of said public body, did affix the said corporate seal of same to said instrument as his own free and voluntary act, and as the free and voluntary act of the said Tri-City Regional Port District, for the uses and purposes therein st forth.

GIVEN under my hand and notarial seal this 21st day of October, 1991.

" OFFICIAL SEAL "
VELDA M. TAYLOR
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 8/29/95

Velda M. Taylor
NOTARY PUBLIC

ACCEPTANCE

ROBINSON STEEL COMPANY, INC., does hereby acknowledge and accept the foregoing Easement subject to the terms and conditions established therein.

DATED this 30th day of October, 1991.

ROBINSON STEEL COMPANY, INC.

BY: Edward Minor

STATE OF Illinois :
: SS
COUNTY OF Cook :

I, the undersigned Notary Public, in and for the said County and State aforesaid, do hereby certify that Edward Minor, personally known to me to be the President of Robinson Steel Company, and ____________, personally known to me to be the Secretary of said Robinson Steel Company, each appeared before me this day in person and acknowledged that each appeared before me this day in person and acknowledged that they signed and delivered the foregoing instrument as their own free and voluntary act, and as the free and voluntary act of said Robinson Steel Company, for the uses and purposes therein set forth; and said

EXHIBIT F

GOVERNMENT LEASE AGREEMENT
(less certain exhibits)

[See Attached]

DEPARTMENT OF THE ARMY LEASE

CHAIN OF ROCKS CANAL

Madison County, Illinois

PART OF TRACT GC-11

THIS LEASE, made on behalf of the United States, between the **SECRETARY OF THE ARMY**, hereinafter referred to as the Secretary, and **TRI-CITY REGIONAL PORT DISTRICT**, hereinafter referred to as the Lessee.

WITNESSETH:

That the Secretary, by the authority of Title 10, United States Code, Section 2667, and for the consideration hereinafter set forth, hereby leases to the Lessee the property identified in Exhibits "A-1" and "A-2" as part of Tract GC-11, attached hereto and made a part hereof, hereinafter referred to as the premises, for commercial-industrial purposes.

THIS LEASE is granted subject to the following conditions:

1. TERM

Said premises are hereby leased for a term of fifty (50) years, beginning on the date of execution by the Secretary, and ending fifty (50) years from the date of execution by the Secretary, but revocable at will by the Secretary.

2. CONSIDERATION

a. The Lessee shall pay rental in advance to the United States in the amount of Fifty-nine Thousand Five Hundred and No-100 Dollars ($59,500.00), payable semi-annually in the amount of Twenty-nine Thousand, Seven Hundred Fifty and No-100 Dollars ($29,750.00), payable in advance on September 11 and March 11, 2006, 2007, 2008, 2009, and 2010, at which time a review and appraisal of the annual rental rate will occur five (5) years after the date of execution of this lease, and at the close of each and every five (5) year period thereafter, and the consideration will be adjusted accordingly. Payments should be made payable to the order of the "FAO, USACE, St. Louis District," and delivered to Chief, Real Estate Division, U.S. Army Corps of Engineers, 1222 Spruce Street, St. Louis, Missouri 63103-2833.

b. All rent and other payments due under the terms of this lease must be paid on or before the date they are due in order to avoid the mandatory sanctions imposed by the Debt Collection Act of 1982, (31 U.S.C. Section 3717). This statute requires the imposition of an interest charge for the late payment of debts owed to the United States; an administrative charge to cover the costs of processing and handling delinquent debts; and the assessment of an additional penalty charge on any portion of a debt that is more than 90 days past due. The provisions of the statute will be implemented as follows:

(1) The United States will impose an interest charge, the amount to be determined by law or regulation, on late payment of rent. Interest will accrue from the due date. An administrative charge to cover the cost of processing and handling each late payment will also be imposed.

(2) In addition to the charges set forth above, the United States will impose a penalty charge of six percent (6%) per annum on any payment, or portion thereof, more than ninety (90) days past due. The penalty shall accrue from the date of delinquency and will continue to accrue until the debt is paid in full.

(3) All payments received will be applied first to any accumulated interest, administrative and penalty charges and then to any unpaid rental or other payment balance. Interest will not accrue on any administrative or late payment penalty charge.

3. NOTICES

All correspondence and notices to be given pursuant to this lease shall be addressed, if to the Lessee, to Tri-City Regional Port District, 1635 W. First Street, Granite City, Illinois 62040, and, if to the United States, to the District Engineer, Attention: Chief, Real Estate Division, 1222 Spruce Street, St. Louis, Missouri 63103-2833, or as may from time to time otherwise be directed by the parties. Notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope, or wrapper, addressed as aforesaid, and deposited postage prepaid in a post office regularly maintained by the United States Postal Service.

4. AUTHORIZED REPRESENTATIVES

Except as otherwise specifically provided, any reference herein to "Secretary," "District Engineer," or "said officer" shall include their duly authorized representatives. Any reference to "Lessee" shall include any sublessees, assignees, transferees, successors and their duly authorized representatives.

5. SUPERVISION BY THE DISTRICT ENGINEER

The use and occupation of the premises shall be subject to the general supervision and approval of the District Engineer, St. Louis District, hereinafter referred to as said officer, and to such rules and regulations as may be prescribed from time to time by said officer.

6. APPLICABLE LAWS AND REGULATIONS

The Lessee shall comply with all applicable Federal, state, county and municipal laws, ordinances and regulations wherein the premises are located.

7. CONDITION OF PREMISES

The Lessee acknowledges that it has inspected the premises, knows its condition, and understands that the same is leased without any representations or warranties whatsoever and without obligation on the part of the United States to make any alterations, repairs, or additions thereto. The Lessee and the Government acknowledge that information on the condition of the premises is set forth in an Environmental Baseline Survey as described in Condition 24 of this Lease.

8. TRANSFERS AND ASSIGNMENTS

Without prior written approval of the District Engineer, the Lessee shall neither transfer nor assign this lease, nor sublet the premises or any part thereof, nor grant any interest, privilege or license whatsoever in connection with this lease. Failure to comply with this condition shall constitute a noncompliance for which the lease may be revoked immediately by the District Engineer.

9. COST OF UTILITIES

The Lessee shall pay the cost, as determined by the officer having jurisdiction over the premises, of producing and/or supplying any utilities and other services furnished by the government or through government-owned facilities for the use of the Lessee, including the Lessee's proportionate share of the cost of operation and maintenance of the government-owned facilities by which such utilities or services are produced or supplied. The government shall be under no obligation to furnish utilities or services. Payment shall be made in the manner prescribed by the officer having such jurisdiction. The Government and the Lessee acknowledge that at the time of the execution of this Lease there are no utilities on the premises.

10. PROTECTION OF PROPERTY

The Lessee shall keep the premises in good order and in a clean, safe condition by and at the expense of the Lessee. The Lessee shall be responsible for any damage that may be caused to property of the United States by the activities of the Lessee under this lease, and shall exercise due diligence in the protection of all property located on the premises against fire or damage from any and all other causes. Any property of the United States damaged or destroyed by the Lessee incident to the exercise of the privileges herein granted shall be promptly repaired or replaced by the Lessee to a condition satisfactory to said officer, or at the election of said officer, reimbursement made therefor by the Lessee in an amount necessary to restore or replace the property to a condition satisfactory to said officer.

11. INSURANCE

a. At the commencement of this lease, the Lessee shall obtain, from a reputable insurance company, or companies, liability insurance. The insurance shall provide an amount not less than that which is prudent, reasonable and consistent with sound business practices or a minimum combined single limit of $1,000,000, whichever is greater, for any number of persons or claims arising from any one incident with respect to bodily injuries or death resulting therefrom, property damage, or both, suffered or alleged to have been suffered by any person or

persons resulting from the operations of the Lessee under the terms of this lease. The Lessee shall require its insurance company to furnish to the District Engineer a copy of the policy or policies, or if acceptable to the District Engineer, certificates of insurance evidencing the purchase of such insurance. The minimum amount of liability insurance coverage is subject to revision by the District Engineer every three years or upon renewal or modification of this lease.

b. The insurance policy or policies shall be of comprehensive form of contract and shall specifically provide protection appropriate for the types of facilities, services and activities involved. The Lessee shall require that the insurance company give the District Engineer thirty (30) days written notice of any cancellation or change in such insurance. The District Engineer may require closure of any or all of the premises during any period for which the Lessee does not have the required insurance coverage.

12. RIGHT TO ENTER AND FLOOD

The right is reserved to the United States, its officers, agents, and employees to enter upon the premises at any time and for any purpose necessary or convenient in connection with government purposes; to make inspections, to remove timber or other material, except property of the Lessee, to flood the premises, to manipulate the level of the lake or pool in any manner whatsoever and/or to make any other use of the lands as may be necessary in connection with government purposes, and the Lessee shall have no claim for damages on account thereof against the United States or any officer, agent, or employee thereof.

13. INDEMNITY

The United States shall not be responsible for damages to property or injuries to persons which may arise from or be incident to the exercise of the privileges herein granted, or for damages to the property of the Lessee, or for damages to the property or injuries to the person of the Lessee's officers, agents or employees or others who may be on the premises at their invitation or the invitation of any one of them, and the Lessee shall hold the United States harmless from any and all such claims not including damages due to the fault or negligence of the United States or its contractors.

14. RESTORATION

On or before the expiration of this lease or its termination by the Lessee, the Lessee shall vacate the premises, remove the property of the Lessee, and restore the premises to a condition satisfactory to said officer. If, however, this lease is revoked, the Lessee shall vacate the premises, remove said property and restore the premises to the aforesaid condition within such time as the said officer may designate or as otherwise specified by the provisions of the condition on RENTAL ADJUSTMENT. In either event, if the Lessee shall fail or neglect to remove said property and restore the premises, then, at the option of the said officer, the property shall either become the property of the United States without compensation therefor, or the said officer may cause the property to be removed and no claim for damages against the United States or its officers or agents shall be created by or made on account of such removal and restoration work. The Lessee shall also pay the United States on demand any sum which may be expended by the

United States after the expiration, revocation, or termination of this lease in restoring the premises.

15. NON-DISCRIMINATION

The Lessee shall not discriminate against any person or persons or exclude them from participation in the Lessees operations, programs or activities conducted on the leased premises, because of race, color, religion, sex, age, handicap or national origin. The Lessee will comply with the Americans with Disabilities Act and attendant Americans with Disabilities Act Accessibility Guidelines (ADAAG) published by the Architectural and Transportation Barriers Compliance Board.

16. SUBJECT TO EASEMENTS

a. This lease is subject to all existing easements, or those subsequently granted as well as established access routes for roadways and utilities located, or to be located, on the premises, provided that the proposed grant of any new easement or route will be coordinated with the Lessee, and easements will not be granted which will, in the opinion of the District Engineer, interfere with the use of the premises by the Lessee.

b. Access. Notwithstanding provision 16a above, which retains its full force and effect, the Government and Metro East Sanitary District (MESD) must maintain access to all parts of the levee system located on the premises at all times for operations, maintenance and emergencies. This includes, but is not limited to, provision of sufficient clearance or by construction of riverside and landside ramps at no expense to the Government or MESD.

17. SUBJECT TO MINERAL INTERESTS

This lease is subject to all outstanding mineral interests. As to federally owned mineral interests, it is understood that they may be included in present or future mineral leases issued by the Bureau of Land Management (BLM) which has responsibility for mineral development on federal lands. The Secretary will provide lease stipulations to BLM for inclusion in said mineral leases that are designed to protect the premises from activities that would interfere with the lessee's operations or would be contrary to local law.

18. TERMINATION

This lease may be terminated by the Lessee at any time by giving the District Engineer at least thirty (30) days notice in writing provided that no refund by the United States of any rental previously paid shall be made, and provided further, that in the event that said notice is not given at least thirty (30) days prior to the rental due date, the Lessee shall be required to pay the rental for the period shown in the condition on **CONSIDERATION**.

19. RENTAL ADJUSTMENT

In the event the United States revokes this lease or in any other manner materially reduces the leased area or materially affects its use by the Lessee prior to the expiration date, an equitable adjustment will be made in the rental paid or to be paid under this lease. Such adjustment of rental shall be evidenced by a supplemental agreement in writing; **PROVIDED** however, that none of the provisions of this paragraph shall apply in the event of revocation because of noncompliance by the Lessee with any of the terms and conditions of this lease.

20. PROHIBITED USES

a. The Lessee shall not permit gambling on the premises or install or operate, or permit to be installed or operated thereon, any device which is illegal; or use the premises or permit them to be used for any illegal business or purpose. There shall not be conducted on or permitted upon the premises any activity which would constitute a nuisance. The Lessee shall not sell, store or dispense, or permit the sale, storage, or dispensing of beer or other intoxicating liquors on the premises.

b. The Lessee shall not construct or place any structure, improvement or advertising sign or allow or permit such construction or placement without prior written approval of the District Engineer.

c. Construction of Facilities. Notwithstanding provisions 20a and 20b above, which retain their full force and effect, construction of any and all facilities, improvements or structures on the premises is predicated upon prior approval in writing from said officer. Plans and specifications for any development activity must be submitted to said officer to facilitate review. Specific engineering concerns, including, but not limited to, through seepage, under seepage and slope stability must be addressed.

21. NATURAL RESOURCES

The Lessee shall cut no timber, conduct no mining operations, remove no sand, gravel, or kindred substances from the ground, commit no waste of any kind, nor in any manner substantially change the contour or condition of the premises except as authorized in writing by the District Engineer.

22. DISPUTES CLAUSE

a. Except as provided in the Contract Disputes Act of 1978 (41 U.S.C. 601-613) (the Act), all disputes arising under or relating to this lease shall be resolved under this clause and the provisions of the Act.

b. "Claim," as used in this clause, means a written demand or written assertion by the Lessee seeking, as a matter of right, the payment of money in a sum certain, the adjustment of interpretation of lease terms, or other relief arising under or relating to this lease. A claim arising under this lease, unlike a claim relating to this lease, is a claim that can be resolved under a lease clause that provides for the relief sought by the Lessee. However, a written demand or written assertion by the Lessee seeking the payment of money exceeding $100,000 is not a claim under

the Act until certified as required by subparagraph c. (2) below. The routine request for rental payments that is not in dispute is not a claim under the Act. The request may be converted to a claim under the Act, by this clause, if it is disputed either as a liability or amount or is not acted upon in a reasonable time.

c. (1) A Claim by the Lessee shall be made in writing and submitted to the District Engineer for a written decision. A claim by the Government against the Lessee shall be subject to a written decision by the District Engineer.

(2) For Lessee claims exceeding $100,000, the Lessee shall submit with the claim a certification that--

(i) the claim is made in good faith; and

(ii) supporting data are accurate and complete to the best of the Lessee's knowledge and belief;

(iii) and the amount requested accurately reflects the lease adjustment for which the Lessee believes the Government is liable.

(3) If the Lessee is an individual, the certificate shall be executed by that individual. If the Lessee is not an individual, the certification shall be executed by –

(i) a senior official in charge of the Lessee's location involved; or

(ii) an officer of the lessee having overall responsibility of the conduct of the Lessee's affairs.

d. For Lessee claims of $100,000 or less, the District Engineer must, if requested in writing by the Lessee, render a decision within 60 days of the request. For lessee-certified claims over $100,000, the District Engineer must, within 60 days, decide the claim or notify the Lessee of the date by which the decision will be made.

e. The District Engineer's decision shall be final unless the Lessee appeals or files a suit as provided in the Act.

f. At the time a claim by the Lessee is submitted to the District Engineer or a claim by the Government is presented to the lessee, the parties, by mutual consent, may agree to use alternative means of dispute resolution. When using alternate dispute resolution procedures, any claim, regardless of amount, shall be accompanied by the certificate described in paragraph c.(2) of this clause, and executed in accordance with paragraph c.(3) of this clause.

g. The Government shall pay interest on the amount found due and unpaid by the Government from (1) the date the District Engineer received the claim (properly certified if required), or (2) the date payment otherwise would be due, if that date is later, until the date of payment. Simple interest on claims shall be paid at the rate, fixed by the Secretary of the

Treasury as provided in the Act, which is applicable to the period during which the District Engineer receives the claim and then at the rate applicable for each 6-month period as fixed by the Treasury Secretary during the pendency of the claim. Rental amounts due to the Government by the Lessee will have interest and penalties as set out in the condition on **CONSIDERATION**.

h. The Lessee shall proceed diligently with the performance of the lease, pending final resolution of any request for relief, claim, or action arising under the lease, and comply with any decision of the District Engineer.

23. ENVIRONMENTAL PROTECTION

a. Within the limits of their respective legal powers, the parties to this lease shall protect the premises against pollution of its air, ground, and water. The Lessee shall comply with any laws, regulations, conditions, or instructions affecting the activity hereby authorized if and when issued by the Environmental Protection Agency, or any Federal, state, interstate or local governmental agency having jurisdiction to abate or prevent pollution. The disposal of any toxic or hazardous materials within the premises is specifically prohibited. Such regulations, conditions, or instructions in effect or prescribed by said Environmental Protection Agency, or any Federal, State, interstate or local governmental agency are hereby made a condition of this lease. The Lessee shall not discharge waste or effluent from the premises in such a manner that the discharge will contaminate streams or other bodies of water or otherwise become a public nuisance.

b. The Lessee will use all reasonable means available to protect the environment and natural resources, and where damage nonetheless occurs from activities of the lessee, the Lessee shall be liable to restore the damaged resources.

c. The Lessee must obtain approval in writing from said officer before any pesticides or herbicides are applied to the premises.

24. ENVIRONMENTAL BASELINE STUDY

a. An Environmental Baseline Study (EBS) documenting the known history of the property with regard to the storage, release or disposal of hazardous substances thereon, is attached hereto and made a part hereof as Exhibit "B." Upon expiration, revocation or relinquishment of this lease another EBS shall be prepared parallel in scope and content with Exhibit "B" which will document the environmental condition of the property at that time. A comparison of the two assessments will assist the said officer in determining any environmental restoration requirements. Any such requirements will be completed by the Lessee in accordance with the condition on **RESTORATION**. The government and the Lessee acknowledge that the EBS, Exhibit "B" to this Lease, contains a description of two Explosive Ordnance Disposal Demolition Ranges, a portion of which are on the leased premises; and (b) one old landfill on and one old landfill adjacent to the leased premises which may contain certain hazardous or toxic materials, and the site of an old U.S. Army constructed and operated wharf. At the time of the execution of this Lease, a Site Investigation has been conducted by the U.S. Army to determine the extent of any contamination. The parties hereto acknowledge that the Lessee bears no

responsibility for any necessary remedial action for either the Explosive Ordnance Disposal Ranges or the landfills or the U.S. Army Constructed Wharf as described in the EBS.

b. Military Munitions Response Program. The Lessee warrants that it has been placed on notice that a portion of the premises has been included in the Military Munitions Response Program (MMRP). The right is reserved to the United States, its officers, agents, and employees to enter upon the premises at any time and for any purpose necessary or convenient in connection with Government work performed under the MMRP, and the Lessee shall have no claim for damages on account thereof against the United States or any officer, agent, or employee thereof. The Government and the Lessee acknowledge that the Lessee bears no responsibility for any necessary remedial action for either the Explosive Ordnance Disposal Ranges or the landfills as described in the EBS.

25. HISTORIC PRESERVATION

a. The Lessee shall not remove or disturb, or cause or permit to be removed or disturbed, any historical, archeological, architectural or other cultural artifacts, relics, remains or objects of antiquity. In the event such items are discovered on the premises, the Lessee shall immediately notify said officer and protect the site and the material from further disturbance until said officer gives clearance to proceed.

b. Cultural Significant Property. The Lessee warrants that it has been placed on notice that areas of cultural significance are located within the premises. Notwithstanding provision 22a above, which retains its full force and effect, the Lessee agrees to comply with all federal and state laws and regulations with respect to cultural resources, and to provide accommodation for the preservation of those resources. The Government and the Lessee acknowledge that portions of the premises have been previously disturbed, as described in the EBS.

26. SOIL AND WATER CONSERVATION

The Lessee shall maintain, in a manner satisfactory to said officer, all soil and water conservation structures that may be in existence upon said premises at the beginning of or that may be constructed by the Lessee during the term of this lease, and the Lessee shall take appropriate measures to prevent or control soil erosion within the premises. Any soil erosion occurring outside the premises resulting from the activities of the Lessee shall be corrected by the Lessee as directed by the said officer.

27. TAXES

Any and all taxes imposed by the state or its political subdivisions upon the property or interest of the Lessee in the premises shall be paid promptly by the Lessee. If and to the extent that the property owned by the Government is later made taxable by State or local governments under an Act of Congress, the lease shall be renegotiated.

28. COVENANT AGAINST CONTINGENT FEES

The Lessee warrants that no person or selling agency has been employed or retained to solicit or secure this lease upon an agreement or understanding for a commission, percentage, brokerage, or contingent fee, excepting bona fide employees or established commercial or selling agencies maintained by the Lessee for the purpose of securing business. For breach or violation of this warranty, the United States shall have the right to annul this lease without liability or, in its discretion, to require the Lessee to pay, in addition to the lease rental or consideration, the full amount of such commission, percentage, brokerage, or contingent fee.

29. OFFICIALS NOT TO BENEFIT

No member of or delegate to congress or resident commissioner shall be admitted to any share or part of this lease or to any benefits to arise therefrom. However, nothing herein contained shall be construed to extend to any incorporated company if this lease is for the general benefit of such corporation or company.

30. SEVERAL LESSEES

If more than one Lessee is named in this lease the obligations of said Lessees herein contained shall be joint and several obligations.

31. MODIFICATIONS

This lease contains the entire agreement between the parties hereto, and no modification of this agreement, or waiver, or consent hereunder shall be valid unless the same be in writing, signed by the parties to be bound or by a duly authorized representative and this provision shall apply to this condition as well as all other conditions of this lease.

32. DISCLAIMER

This lease is effective only insofar as the rights of the United States in the premises are concerned; and the Lessee shall obtain any permit or license which may be required by Federal, state, or local statute in connection with the use of the premises. It is understood that the granting of this lease does not preclude the necessity of obtaining a Department of the Army permit for activities which involve the discharge of dredge or fill material or the placement of fixed structures in the waters of the United States, pursuant to the provisions of Section 10 of the Rivers and Harbors Act of 3 March 1899 (33 U. S. C. § 403), and Section 404 of the Clean Water Act (33 U. S. C. § 1344).

33. SPECIAL CONDITIONS

a. **Environmental and Regulatory Compliance.** Notwithstanding the provisions of Conditions 23 and 32, which retain their full force and effect, the grant of this lease is predicated upon Lessee's full compliance with the provisions of the National Environmental Policy Act (42 U. S. C. §§4321 *et seq.*), the Endangered Species Act, (16 U. S. C. §§1531 *et seq.*), Section 10 of the Rivers and Harbors Act of 3 March 1899 (33 U. S. C. § 403), and Section

404 of the Clean Water Act (33 U. S. C. § 1344), which will require review of all development by the appropriate parties, including, but not limited to the U. S. Environmental Protection Agency, the U. S. Fish and Wildlife Service, the U. S. Coast Guard, the Illinois Department of Natural Resources, the River Industry Action Council (RIAC), and the general public prior to any the initiation of any construction activity.

b. Navigation. The Lessee warrants that it has been placed on notice that suspended sediment deposition will be a significant maintenance concern if a slack water harbor is developed on the premises, and that dredging may be required. The Lessee agrees that such dredging shall not be the responsibility of the Government. Subject to the continuation of legal authority and the availability of funds, the Government will retain responsibility for the maintenance of the Nine foot navigation channel.

c. Termination. Notwithstanding the provision of Conditions 1 and 18, which retain their full force and effect, failure of the Lessee to make substantial progress toward:

1) completion of an environmental assessment satisfying the provisions of NEPA;
2) application for and receipt of permits under Section 10 of the Rivers and Harbors Act and Section 404 of the Clean Water Act; and
3) provision of specific engineering and construction designs, plans and specifications for development of the premises

within five (5) years of the date of execution of this lease shall be considered a substantial breach of the terms of this lease, giving rise to cause for termination under Condition 1. The decision as to whether or not substantial progress has been made by the Lessee is vested in said Officer, and is to be made at said Officer's sole discretion. Additionally, the failure of the Lessee to fully complete:

1) all environmental compliance documentation satisfying the provisions of NEPA;
2) the permit process under Section 10 of the Rivers and Harbors Act and Section 404 of the Clean Water Act, concluding with the issuance of all required permits; and
3) detailed engineering and construction designs, plans and specifications, and full or partial of approval of such designs, plans and specifications

within six (6) years of the date of execution of this lease shall be considered notice of termination of this lease by the Lessee. In that event, the lease will automatically terminate, with no action necessary on the part of the Government, on the date of execution of this lease plus six (6) years.

d. Documentation of Compliance with Special Conditions. In order to document compliance with the requirements set forth in paragraph "c" above, the Lessee shall submit to the Government one consolidated package of information, within the required time frame, with evidence of such compliance with each and every item set forth in paragraph "c". The Government shall within thirty (30) days notify the Lessee, in writing, that the compliance by the Lessee has been met, or alternatively, set forth in detail what actions must be taken in order to meet compliance. The Lessee must be in receipt of such notification

of full compliance prior to the initiation of any construction on the premises.

e. Adjustment of Rental Rate to Reflect Fair Market Value. A review and appraisal of the annual rental rate will occur five (5) years after the date of execution of this lease, and at the close of each and every five (5) year period thereafter, and the consideration recited in Condition 2 will be adjusted accordingly.

THIS LEASE is not subject to Title 10, United States Code, Section 2662, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand by authority of the Secretary of the Army, this 15th day of September, 2006.

Anne L. Kosel
Chief, Real Estate Division
U.S. Army Corps of Engineers
St. Louis District

THIS LEASE is also executed by the Lessee this 11th day of September, 2006.

Robert Wydra
Executive Director
Tri-City Regional Port District

ACKNOWLEDGMENT

STATE OF ILLINOIS)
: ss
COUNTY OF MADISON)

On this 11th day of September, 2006, before me the undersigned Notary Public, personally appeared Robert Wydra, known to me to be the person described in the foregoing instrument, who acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Roberta J. Williams
Notary Public

My Commission Expires:

OFFICIAL SEAL
ROBERTA J WILLIAMS
NOTARY PUBLIC - STATE OF ILLINOIS
MY COMMISSION EXPIRES:10/17/07

ACKNOWLEDGMENT

STATE OF MISOURI	)	
	: ss	
CITY OF ST. LOUIS	)	

On this 15th day of SEP, 2004, before me the undersigned Notary Public, personally appeared Anne L. Kosel, Chief, Real Estate Division, U.S. Army Engineer District, known to me to be the person described in the foregoing instrument, who acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Notary Public

My Commission Expires:

3-11-09

THIS INSTRUMENT PREPARED BY:

Cynthia L. Gan, Realty Specialist
U.S. Army Corps of Engineers
Real Estate Division
314-331-8184

REVIEWED FOR LEGAL SUFFICIENCY BY:

Elizabeth Ann Pitrolo, Assistant District Counsel
U.S. Army Corps of Engineers
Office of Counsel
314-331-8192


MISSISSIPPI RIVER
Corps of Engineers Tract
Metro East Levee District Tract
Exhibit "A-1"
PLAT OF SURVEY
REVISIONS
SHEET
1

Contract No. DACW43-1-06-65

EXHIBIT "A-2"

Description For Rivers Edge
(New Harbor Site-Corps of Engineering Tract)

That part of Section 26 and Section 27, Township 3 North, Range 10 West of the Third Principal Meridian, Madison County, Illinois, described as follows:

Commencing at an iron pipe with cap found at the southwest corner of Chicago Avenue and Cedar Street; thence on an assumed bearing of South 51 degrees 46 minutes 41 seconds West, 6,424.10 feet to a point on the existing westerly line of the tract as conveyed to Tri-City Regional Port District, according to the deed thereof recorded in Book 4500, Page 3211; thence South 18 degrees 08 minutes 26 seconds West, 486.94 feet to the westerly line of the East Side Levee District Tract also being the Point of Beginning.

From said Point of Beginning; thence southeasterly on the westerly line of said Metro East Levee District Tract the following six (6) courses and distances; 1) South 12 degrees 13 minutes 05 seconds East, 110.45 feet; 2) thence South 15 degrees 31 minutes 35 seconds East, 307.78 feet; 3) thence South 20 degrees 58 minutes 22 seconds East, 410.44 feet; 4) thence South 25 degrees 00 minutes 37 seconds East, 694.36 feet; 5) thence South 17 degrees 04 minutes 45 seconds East, 502.79 feet; 6) thence South 33 degrees 59 minutes 16 seconds East, 264.52 feet; thence South 18 degrees 08 minutes 26 seconds West, 1,251.95 feet to the existing water's edge as surveyed on December 16, 2005; thence northwesterly along said water's edge the following five (5) courses and distances; 1) thence North 23 degrees 02 minutes 05 seconds West, 336.52 feet; 2) thence North 30 degrees 46 minutes 09 seconds West, 244.90 feet; 3) North 26 degrees 07 minutes 16 seconds West, 320.96 feet; 4) thence North 34 degrees 55 minutes 43 seconds West, 479.32; 5) thence North 25 degrees 15 minutes 19 seconds West, 648.80 feet; thence North 18 degrees 08 minutes 26 seconds East, 1,598.03 feet to the Point of Beginning.

Said parcel contains 45.6422 acres or 1,998,174 square feet more or less.

Contract No. DACW43-1-06-65
Supplemental Agreement No. 1

AMENDMENT TO LEASE

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the Secretary of the Army, by authority of Title 10, United States Code, Section 2667, leased to Tri-City Regional Port District, by Contract No. DACW43-1-06-65, a parcel of land in the County of Madison, State of Illinois, Chain of Rocks Canal, for commercial-industrial purposes for a term of fifty (50) years, beginning September 15, 2006, and ending September 14, 2056, said parcel of land being more particularly described in said lease contract; and

WHEREAS, the Secretary of the Army, by authority of Title 33, United States Code, Section 408 and Title 10, United States Code, Section 2667, leased to Bi-State Development Agency, by Contract No. DACW23-065-CIVENG-62-29, a parcel of land in the County of Madison, State of Illinois, Chain of Rocks Canal, for commercial-industrial purposes for a term of forty (40) years, said parcel of land being more particularly described in said lease contract, said lease being amended by Supplemental Agreement No. 1 dated February 24, 1964, said lease being further amended by Supplemental Agreement No. 2 dated September 20, 1978, with said amendments altering certain terms and conditions of said contract, altering the true party in interest to Tri-City Regional Port District, and extending the lease term to end upon April 30, 2027; and

WHEREAS, the Secretary of the Army, by authority of Title 33, United States Code, Section 408 and Title 10, United States Code, Section 2667, leased to Tri-City Regional Port District, by Contract No. DACW23-065-CIVENG-62-44, a parcel of land in the County of Madison, State of Illinois, Chain of Rocks Canal, for commercial-industrial purposes for a term of fifty (50) years, said parcel of land being more particularly described in said lease contract, said lease being amended by Supplemental Agreement No. 1 dated February 24, 1964, said lease being further amended by Supplemental Agreement No. 2 dated March 4, 1966, said lease being further amended by Supplemental Agreement No. 3 dated May 30, 1973, said lease being further amended by Supplemental Agreement No. 4 dated July 22, 2005, with said amendments altering certain terms and conditions of said contract, and extending the lease term to end upon June 30, 2055; and

WHEREAS, the Secretary of the Army, by authority of Title 33, United States Code, Section 408 and Title 10, United States Code, Section 2667, leased to Bi-State Development Agency, by Contract No. DACW23-065-ENG-4110, a parcel of land in the County of Madison, State of Illinois, Chain of Rocks Canal, for commercial-industrial purposes for a term of fifty (50) years, said parcel of land being more particularly described in said lease contract, said lease being amended by Supplemental Agreement No. 1 dated April 26, 1954, said lease being further amended by Supplemental Agreement No. 2 dated June 19, 1959, said lease being further amended by Supplemental Agreement No. 3 dated February 1, 1963, said lease being further amended by Supplemental Agreement No. 4 dated April 15, 1975, said lease being further amended by Supplemental Agreement No. 5 dated September 20, 1978, said lease being further

amended by Supplemental Agreement No. 6 dated December 3, 1984,with said amendments altering certain terms and conditions of said contract, altering the true party in interest to Tri-City Regional Port District, and extending the lease term to end upon April 30, 2027; and

WHEREAS, consolidation of all four (4) above leases into one (1) lease, said lease being Lease No. DACW43-1-06-65, as hereinafter set forth, is mutually agreeable, and has therefore been determined to be in the best interests of parties hereto;

NOW THEREFORE, effective on the date of execution of this Supplemental Agreement No. 1 by the Secretary, said Lease No. DACW43-1-06-65 is hereby amended as follows:

1. The descriptions of the real estate included in and covered by Lease Contract No. DACW43-1-06-65, as identified therein as Exhibits A-1 and A-2 as part of Tract GC-11, are hereby deleted in their entirety, the following legal descriptions substituted therefor, and depicted as Exhibits A-1 and A-2 attached hereto:

TRACT 1
(*see also* **EXHIBIT A-1**)

That part of U.S. Survey 594, Claim 1865, and part of U.S. Survey 581, Claim 1258 and part of Fractional Section 14, Township 3 North, Range 10 West of the Third Principal Meridian, being all of Tracts No. A-6, A-7, A-41, A-42, A-52, A-53, A-54, A-55, A-56, A-60, A-64-1, and part of Tract Nos. A-8, A-9 & A-10 (tracks referred to herein and hereafter, by letter and number, are properties of the U.S. Government), described as follows:

Commencing at the most northeasterly corner of U.S. Survey 581, Claim 1258; thence on an assumed bearing of South 23 degrees 31 minutes West on the line between U.S. Survey 581 and U.S. Survey 578, and it's southerly extension, a distance of 6,053.1 feet to the most easterly corner of Tract A-64-1, being the Point of Beginning.

From said Point of Beginning; thence South 23 degrees 42 minutes West, 589.38 feet; thence South 22 degrees 27 minutes 30 seconds West for 1,089.1 feet; thence South 41 degrees 23 minutes West for 47.60 feet; thence South 33 degrees 16 minutes West for 204.10 feet; thence South 24 degrees 09 minutes West for 326.40 feet; thence South 26 degrees 52 minutes West for 263.1 feet; thence South 31 degrees 17 minutes 30 seconds West for 248.32 feet; thence South 38 degrees 47 minutes 44 seconds West for 359.31 feet; thence South 44 degrees 51 minutes 30 seconds West for 233.60 feet; thence South 47 degrees 44 minutes 30 seconds West for 443.40 feet; thence South 53 degrees 24 minutes 30 seconds West for 196.10 feet; thence South 57 degrees 43 minutes 30 seconds West for 171.70 feet; thence South 62 degrees 02 minutes 30 seconds West for 144.45 feet; thence South 77 degrees 39 minutes 30 seconds West for 174.36 feet; thence South 39 degrees 06 minutes 30 seconds West for 2,035.30 feet along the easterly boundary of Tract No. A-41; thence South 29 degrees 42 minutes West, 850.4 feet, along the easterly boundary of Tract No. A-41, to a point on the easterly boundary of Tract No. A-7; thence South 05 degrees 54 minutes West, 319.58 feet, to the southeast corner of Tract No. A-7; thence North 67 degrees 13 minutes 30 seconds West, on the south line of said tract 91.6 feet, to the northeast corner of Tract No. A-6; thence South 09 degrees 24 minutes West, along the

easterly boundary of Tract No. A-6, and it's southerly extension, 1,031.70 feet; thence South 28 degrees 28 minutes 00 seconds East, 158.80 feet to the northwest corner of Tract No. A-42; thence North 89 degrees 09 minutes 00 seconds East on the north line of Tract No. A-42, a distance of 444.90 feet to the northeast corner of Tract No. A-42; thence South 01 degrees 20 minutes 30 seconds West on the east line of Tract No. A-42, a distance of 68.00 feet; thence South 89 degrees 29 minutes 38 seconds West on the south line of Tract No. A-42; a distance of 111.69 feet; thence southwesterly, 275.06 feet on a curve to the left having a radius of 528.64 feet, the chord of said curve bears South 74 degrees 35 minutes 16 seconds West, 271.97 feet; thence South 59 degrees 40 minutes 54 seconds West, 1,633.46 feet; thence North 30 degrees 23 minutes 00 seconds West, 60.00 feet; thence South 59 degrees 37 minutes 00 seconds East, 931.42 feet; thence North 30 degrees 23 minutes 00 seconds East, 362.50 feet; thence North 59 degrees 37 minutes 00 seconds East, 773.76 feet; thence North 29 degrees 42 minutes 00 seconds East, on the Toe of Canal Cut, 4,907.35 feet; thence North 00 degrees 45 minutes West, along said line for 792.63 feet; thence North 29 degrees 42 minutes East, continuing along said line for 255.92 feet; thence South 60 degrees 18 minutes East for 377.5 feet to the intersection of the center lines of the East Levee of the Chain of Rocks Canal and Rock Road; thence continuing South 60 degrees 18 minutes East for 85.0 feet; thence North 29 degrees 42 minutes 00 seconds East, parallel with and 85.0 feet from, measured at right angles to the East Levee of the Chain of Rocks Canal for 4022.58 feet to the north line of Tract A-10; thence South 67 degrees 02 minutes 00 seconds East along the north line of Tract A-10 and Tract A-64-1, a distance of 1,423.74 feet to the Point of Beginning, excluding there-from acreage comprising public road rights-of-way and drainage ditch right-of-way averaging fifty (50) feet in width.

This description prepared from information supplied by Tri-City Regional Port District and other information in the offices of Juneau Associates, Inc., P.C. and not from actual survey.

Said parcel contains 276.13 acres or 12,028,092 square feet, more or less.

TRACT 2
(*see also* **EXHIBIT A-2**)

That part of Section 26 and Section 27, Township 3 North, Range 10 West of the Third Principal Meridian, Madison County, Illinois, described as follows:

Commencing at an iron pipe with cap found at the southwest corner of Chicago Avenue and Cedar Street; thence on an assumed bearing of South 51 degrees 46 minutes 41 seconds West, 6,424.10 feet to a point on the existing westerly line of the tract as conveyed to Tri-City Regional Port District, according to the deed thereof recorded in Book 4500, Page 3211; thence South 18 degrees 08 minutes 26 seconds West, 486.94 feet to the westerly line of the East Side Levee District Tract also being the Point of Beginning.

From said Point of Beginning; thence southeasterly on the westerly line of said Metro East Levee District Tract the following six (6) courses and distances; 1) South 12 degrees 13 minutes 05 seconds East, 110.45 feet; 2) thence South 15 degrees 31 minutes 35 seconds East, 307.78 feet; 3) thence South 20 degrees 58 minutes 22 seconds East, 410.44 feet; 4) thence South 25 degrees 00 minutes 37 seconds East, 694.36 feet; 5) thence South 17 degrees 04 minutes 45 seconds East,

502.79 feet; 6) thence South 33 degrees 59 minutes 16 seconds East, 264.52 feet; thence South 18 degrees 08 minutes 26 seconds West, 1,251.95 feet to the existing water's edge as surveyed on December 16, 2005; thence northwesterly along said water's edge the following five (5) courses and distances; 1) thence North 23 degrees 02 minutes 05 seconds West, 336.52 feet; 2) thence North 30 degrees 46 minutes 09 seconds West, 244.90 feet; 3) North 26 degrees 07 minutes 16 seconds West, 320.96 feet, 4) thence North 34 degrees 55 minutes 43 seconds West, 479.32; 5) thence North 25 degrees 15 minutes 19 seconds West, 648.80 feet; thence North 18 degrees 08 minutes 26 seconds East, 1,598.03 feet to the Point of Beginning.

Said parcel contains 45.6422 acres or 1,998,174 square feet more or less.

2. The Term recited in Condition 1 of said Lease Contract No. DACW43-1-06-65 shall be for a term of fifty (50) years, beginning on September 15, 2006, and ending fifty years from September 15, 2006, but revocable by the Secretary of the Army during a national emergency declared by the President of the United States.

3. Condition 2 a. of said Lease Contract No. DACW43-1-06-65 shall be deleted in its entirety and replaced by the following:

2. CONSIDERATION

a. The Lessee shall pay rental in advance to the United States the amount of Ninety-nine Thousand Six Hundred Eighty-five Dollars and No Cents ($99,685.00), payable semi-annually in the amount of Forty-nine Thousand, Eight Hundred Forty-two Dollars and Fifty Cents ($49,842.50) on January 1 and July 1 of each year, provided, however, that prior to July 1, 2009, a review and appraisal of the annual rental rate will occur, and at the close of each and every five (5) year period thereafter, and this consideration will be adjusted accordingly. Payments should be made payable to the order of the "FAO, USACE, St. Louis District," and delivered to the Chief, Real Estate Division, U. S. Army Corps of Engineers, 1222 Spruce Street, St. Louis, Missouri, 63103-2833.

All of the remaining terms of Condition 2 of Lease Contract No. DACW43-1-06-65 shall remain in full force and effect.

4. Condition 12 of said Lease Contract No. DACW43-1-06-65 shall be deleted in its entirety and replaced by the following:

12. RIGHT TO ENTER AND FLOOD

The right is reserved to the United States, its officers, agents, and employees to enter upon the premises at any time and for any purpose necessary or convenient in connection with Government purposes; to make inspections; to remove timber or other material, except property of the Lessee; to flood the premises; to manipulate the level of the river, harbor or pool in any manner whatsoever; to construct, maintain, repair, dredge, enlarge or reconstruct the east canal levee of the Chain of Rocks Canal; construct or maintain facilities for underseepage control, interior drainage, necessary impoundment of water;

and/or to make any other use of the land as may be necessary in connection with government purposes, and the Lessee shall have no claim for damages on account thereof against the United States or any officer, agent, or employee thereof.

5. Special conditions recited in Condition 33 of said Lease Contract No. DACW43-1-06-65 shall only pertain to that portion of the lease area identified herein as Tract 2 and depicted on Exhibit A-2 attached hereto.

6. Condition 34 of said Lease Contract No. DACW43-1-06-65 is hereby added, and shall read as follows:

34. CONSOLIDATED SPECIAL CONDITIONS

a. Improvements on Leased Premises. The Lessee shall have the right, subject to the prior written approval of the District Engineer, to erect and construct, or cause to be erected and constructed, structures, roads, railroads, utilities and terminal facilities upon the leased premises, which structures, roads, railroads, utilities and terminal facilities shall be and remain the property of the Lessee except as otherwise provide herein, and may be removed therefrom by the Lessee, except as otherwise provided herein, provided however, that no structures, roads, railroads, utilities and terminal facilities shall be erected, constructed or altered upon the leased premises unless the proposed location and/or alteration thereof shall have been approved in writing by the District Engineer. All improvements erected or constructed by the Lessee under this lease shall be maintained by and at the expense of the lessee.

Further, the United States shall not be responsible for the construction, operation and maintenance of such drainage and railroad facilities as may be necessary on account of the construction and operation of the facilities contemplated hereunder.

b. Limitation on Use of Water Areas. In the event it becomes necessary, in the discretion of the District Engineer, to impose regulatory limitations on the use of water areas by the public, its shall be the responsibility of the said District Engineer to determine the extent and context of such rules and regulations, and it shall be the responsibility of the lessee, at its expense, to erect and maintain legible signs in sufficient number to inform the public throughout the leased area and the adjacent harbor.

c. Navigation. There shall be no unreasonable interference with navigation by the exercise of the privileges hereby granted. This lease shall in no way be construed to require the United States to maintain, by dredging or otherwise, adequate navigable depths within the limits of the adjoining harbor area or any portions thereof, unless otherwise required by law. Further, this lease shall in no way be construed to require the United States to remove wrecks, derelicts, sunken vessels or barges, or any other obstructions from the adjoining harbor area or any portions thereof, unless otherwise required by law.

d. Reserved

e. Levees and Appurtenances. The District Engineer hereby grants permission to the Lessee to occupy and use the Government-owned levee located on the leased premise for the purposes contemplated by this lease and under the limitations set forth herein. Operation and maintenance of pressure relief wells, the drainage ditch, and the levee slopes within the lease area shall not be the responsibility of the Lessee until such time as it is necessary for the Lessee to modify these facilities in connection with improvement of the lease area. The operation and maintenance of the pressure relief wells, drainage ditch (open or enclosed) and the levees slopes shall become the responsibility of the Lessee upon such modification.

f. Rights of Entry, Ingress and Egress. The United States, subject to the authority of law therefor, will grant rights-of-way for railroads, utilities and other facilities over, across and upon other Government-owned lands acquired for the Chain of Rocks Canal, in connection with the use and occupation of the leased premises for the purposes herein stipulated, under such terms and conditions as may be required by the District Engineer, upon proper application in writing having been made therefor by the respective owners. The Lessee shall have the right of ingress and egress over other property under the jurisdiction of the District Engineer acquired for the Chain of Rocks Canal along such route as may be designated by said officer.

That portion of the access roadway (constructed by the United States for access to Locks No. 27, Chain of Rocks Canal) upon the lease premises extending from 20th Street, as now designated in the city of Granite City, Illinois, shall be maintained to the satisfaction of the District Engineer by and at the expense of the Lessee, and the United States, its officers, agents, employees, licensees and invitees shall be accorded unrestricted ingress and egress along said roadway at all times.

g. Display of Lights and Signals. If the display of lights and signals on any work hereby authorized is not otherwise provided for by law, such lights and signals as may be prescribed by the Coast Guard or by the said District Engineer shall be installed and maintained by and at the expense of the Lessee.

h. Fees and Tariffs. Schedules of fees to be charged by the lessee shall be subject to the prior written approval of the District Engineer. The Lessee shall keep available at all times schedules of such fees and tariffs for inspection by the public, and shall keep a complete and accurate account of receipts and disbursements which shall be subject to inspection at any time by the District Engineer or duly authorized representative. After such fees are approved by the District Engineer, they may, in his discretion be subject to review at such times and in such a manner as deemed appropriate by the District Engineer. Before such review, however, the Lessee shall be given reasonable notice, not less than Thirty (30) days, to the effect that such review is under consideration by the District Engineer, and the Lessee may submit such data in connection therewith as it may desire.

7. All of the remaining terms and conditions of said Lease Contract No. DACW43-1-06-65 shall remain in full force and effect.

8. Effective on the date of execution of this Supplemental Agreement No. 1 by the Secretary, Contract Nos. DACW23-065-CIVENG-62-29, DACW23-065-CIVENG-62-44 and DACW23-065-ENG-4110 are hereby revoked by the Secretary.

IN WITNESS THEREOF, I have hereunto set my hand by authority of the Secretary of the Army this 19th day of September, 2008.

Anne L. Kosel
ANNE L. KOSEL
Chief, Real Estate Division
U.S. Army Corps of Engineers
St. Louis District

THIS SUPPLEMENTAL AGREEMENT is also executed by the lessee this 8th day of September, 2008.

Robert Wydra
ROBERT WYDRA
Executive Director
Tri-City Regional Port District

Cynthia L. Gan
Cynthia Gan, Realty Specialist
U.S. Army Corps of Engineers
1222 Spruce Street
St. Louis, Missouri 63103-2833
314-331-8157

REVIEWED FOR LEGAL SUFFICIENCY BY:

for **Elizabeth Pitrolo**, Attorney
314-331-8192



T. 3 N.
R. 10 W.
3rd P.M.
PRELIMINARY
EXHIBIT A-1
MADISON COUNTY, ILLINOIS
TRI-CITY REGIONAL PORT DISTRICT
GRANITE CITY, ILLINOIS 62040
Juneau Associates, Inc. P.C.
1 inch = 400 feet
1


MISSISSIPPI RIVER
Corps of Engineers Tract
℄ PERIMETER ROAD
PLAT OF SURVEY
REVISIONS
1"=200'

Exhibit "A-2" /

Contract No. DACW43-1-06-65

<u>**EXHIBIT B**</u>

AGREEMENT OF EASEMENT

This AGREEMENT OF EASEMENT (this "Easement"), dated as of November 4, 2021, is between America's Central Port District, formerly known as Tri-City Regional Port District, a Municipal Corporation of the State of Illinois ("Lessor") and Plateplus, Inc., a Delaware corporation ("Lessee").

WITNESSETH THAT:

WHEREAS, in October 2017, Lessor was notified by Cargill, Inc. that Lessee had entered into an asset purchase agreement with Cargill, Inc. which included substantially all of the assets related to the U.S. metals business of Cargill, including Cargill's leasehold interest in the Lessor's property; and

WHEREAS, by various assignments, Lessee has succeeded to the rights and obligations of the Original Lessee under the Lease Agreement; and

WHEREAS, Lessee desires to expand its rail business at property located at 2325 North Street, Granite City, IL; and

WHEREAS, the planned rail extension is located outside of the leasehold limits thereby requiring an easement(s); and

WHEREAS, the Lessor and the Lessee desire to execute an easement to address the additional Railway Easement property that is needed.

NOW THEREFORE, the Lessor and the Lessee agree as follows.

1. Recitals. The preceding Recitals are true and accurate, and are incorporated in this Easement.

2. Additional Property. All references in the Lease, regardless of how denominated or referenced, shall mean and include the Easement property. All rights, interests, and obligations of the parties expressed in the Lease relative to the Railway Easement Property shall constitute rights, interests, and obligations of the parties in the Property, as though the Easement Property had been included in the definition of the Lease Property from the inception of the Lease. Without limiting the preceding, the parties acknowledge and agree that the present and historic use of the Easement Property for access between the Demised Premises and the Lessor's right of way is permissible and ratified.

3. Term. The term of this easement shall be twenty (20) years from the date of execution. The parties may negotiate an extension of the easement at that time.

4. Consideration. Consideration for the initial term of this Easement shall be $1.00.

5. Counterparts and Recording. This Easement may be executed in counterparts, each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument. The Lessor authorizes the Lessee to cause a fully assembled counterpart original of this Easement to be recorded in the land records of Madison County, Illinois.

IN WITNESS WHEREOF, the parties have executed this Easement as of this date first set forth above.

[Signature Pages Follow]

Executed this 12th day of October, 2021

AMERICA'S CENTRAL PORT DISTRICT f/k/a Tri-City Regional Port District, a Municipal Corporation of the State of Illinois

By: Tyrone Echols
Name: Tyrone Echols
Title: Chairman

ATTEST:
By: Ed Hagnauer
Name: Ed Hagnauer
Title: Secretary

STATE OF ILLINOIS)
) SS.
COUNTY OF MADISON)

I, Roberta J. Williams, IN AND FOR SAID County, in the State aforesaid, do hereby certify that Tyrone Echols, personally known to me to be the Chairman of the Board and Ed Hagnauer, personally known to me to be the Secretary of said Port District Board, and personally known to me to be the same person whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such Chairman and Secretary, they signed and delivered the said instrument as Chairman and Secretary of said Board, and caused the corporate seal of said Corporation to be affixed thereto, pursuant to authority given by the Board of said District as their free and voluntary act, and as the free and voluntary act and deed of said Board, for the uses and purposed therein set forth.

GIVEN under my hand and notarial seal this 12th day of October, 2021.

OFFICIAL SEAL
ROBERTA J WILLIAMS
NOTARY PUBLIC - STATE OF ILLINOIS
MY COMMISSION EXPIRES:11/01/23

SEAL

Roberta J. Williams
NOTARY PUBLIC

Executed this 4th day of NOVEMBER, 2021

PLATEPLUS, INC., a Delaware corporation

By: K. Ikeuchi

Name: KOTA IKEUCHI

Title: COO

STATE OF TEXAS)
) SS.
COUNTY OF MONTGOMERY)

I, BERRY JOE JOHNSON, IN AND FOR SAID County, in the State aforesaid, do hereby certify that KOTA IKEUCHI, personally known to me to be the CEO ______ and ______, personally known to me to be the ______ of Plateplus, Inc., and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their free and voluntary act and deed for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 4th day of NOVEMBER, 2021

BERRY JOE JOHNSON
Notary Public, State of Texas
Comm. Expires 12-10-2024
Notary ID 125140453

SEAL

Berry Joe Johnson

NOTARY PUBLIC



EXIST TRACKS TRI-CITY REGIONAL PORT DISTRICT DOCK ACCESS RAILROAD
EXIST 15' WIDE RAILWAY EASEMENT
POINT OF BEGINNING VARIABLE WIDTH EASEMENT
TO AO SMITH YARD & NS MAINLINE
S89°56'34"W 110.47'
S89°56'34"W 49.28'
N00°03'26"W 15.74'
N89°07'38"E 30.29'
S87°11'32"W 13.41'
123.39
N89°56'34"E
N77°17'42"E CHORD L=119.05' R=558.69'
VARIABLE WIDTH RAILWAY EASEMENT ENCOMPASSING 7001.27 S.F. (0.16 ACRE)
N89°56'54"E 261.56'
490.00'
1,048.39'
N/F U.S. GOVERNMENT A.K.A. TRI-CITY REGIONAL PORT DISTRICT SITE ADDRESS: SLOUGH ROAD GRANITE CITY, IL 62040 MAILING ADDRESS: UNKNOWN ROAD GRANITE CITY, IL 62040 PARCEL #21-1-19-12-00-000-001
Parcel 1B Area 229,710 Sq. Ft. = 5.2734 Acres
Parcel 1A Area 235,048 Sq. Ft. = 5.3960 Acres
Parcel 4 Area 406,342 Sq. Ft. = 9.3283 Acres
N/F AMERICA'S CENTRAL PORT DISTRICT A.K.A. TRI-CITY REGIONAL PORT DISTRICT SITE ADDRESS: 308 OLD ROCK ROAD GRANITE CITY, IL 62040 MAILING ADDRESS: 1835 WEST 1ST STREET GRANITE CITY, IL 62040 PARCEL #21-1-19-12-00-000-003
EXIST TRACK NORFOLK & SOUTHERN RAILROAD
C B =S76°20'13"W C =103.51' Δ =27°12'42" R =270.00' L =104.49'
C B =S86°56'46"W C =205.08' Δ =48°25'49" R =250.00' L =211.32'
240.77
S89°56'34"W 290.37
149.60
N68°50'20"W 20.15'
N40°08'42"E 115.19'
N65°01'00"W 1150.79'
POINT OF COMMENCEMENT
SOUTHERLY LINE OF LOT 12 IN "THIRD SUBDIVISION OF THE W.R. BENJAMIN TRACT" P.B. 19, PAGE 19 MADISON COUNTY IL
N
GRAPHIC SCALE

EXHIBIT "A"

DESIGN NINE — 11156 TESSON FERRY ROAD, SUITE 101, ST. LOUIS MO, 63123-6944, (314) 729-7600 — ENGINEERING SERVICES & FOR RAILROADS AND INDUSTRY	Drawn By: DEB	Scale: As Shown	PLATEPLUS – GRANITE CITY 2325 NORTH STREET GRANITE CITY, IL 62040	PROPOSED VARIABLE WIDTH EASEMENT
	Checked By: KMJ	Sheet 1 of 1		
	Drawing: 20040-Exhibit A	Date: 10-07-21		

A variable width railway easement for the construction, establishment, use, maintenance and operation described as follows:

Commencing at the intersection of the easterly line of U.S. Survey 594 Claim 1865 with the southerly line of Lot 12 in "Third Subdivision of the W. R. Benjamin Tract", as recorded in Plat Book 19 on Page 19 in the Recorder's Office of Madison County, Illinois; thence North 65 degrees 01 minutes 00 seconds West, along the southerly line of said subdivision and its westerly extension, a distance of 1150.78 feet to the centerline of Old Rock Road (as traveled, also known as Chouteau Slough Road and Alton St. Louis Wagon Road); thence along said centerline the following, North 40 degrees 06 minutes 42 seconds East a distance of 115.19 feet; thence along a curve to the left having a radius of 2386 feet, a chord bearing of North 32 degrees 54 minutes 12 seconds East, a central angle of 14 degrees 25 minutes 03 seconds, an arc distance of 600.40 feet; thence North 25 degrees 41 minutes 40 seconds East a distance of 261.17 feet to the centerline of the Tri-City Regional Port District Dock Access Railroad; thence leaving said centerline of Old Rock Road, South 89 degrees 56 minutes 34 seconds West a distance of 49.28 feet along said centerline of Dock Access railroad to the point of beginning of the herein described variable width easement; thence South 89 degrees 56 minutes 34 seconds West for a distance of 110.47 feet ; thence South 00 degrees 03 minutes 26 seconds East for a distance of 7.50 feet; thence South 89 degrees 56 minutes 34 seconds West for a distance of 29.53 feet; thence South 82 degrees 47 minutes 26 seconds West for a distance of 66.08 feet; thence along a curve to the left having a radius of 392.50 feet, an arc distance of 117.98 feet and a chord bearing of South 74 degrees 59 minutes 29 seconds West for a distance of 117.53 feet; thence South 67 degrees 11 minutes 32 seconds West for a distance of 13.41 feet; thence North 89 degrees 56 minutes 34 seconds East for a distance of 123.39 feet; thence along a curve to the right having a radius of 558.69 feet, an arc distance of 119.05 feet and a chord bearing of North 77 degrees 17 minutes 42 seconds East for a distance of 118.83 feet; thence North 83 degrees 23 minutes 59 seconds East for a distance of 79.40 feet; thence North 89 degrees 07 minutes 28 seconds East for a distance of 30.29 feet; thence North 00 degrees 03 minutes 26 seconds West for a distance of 15.74 feet to the point of beginning of the variable width easement.


POINT OF BEGINNING
VARIABLE WIDTH RAILWAY EASEMENT
ENCOMPASSING 7001.27 S.F.
(0.16 ACRE)
S10°24'05"W
61.78'
CHORD
S75°09'42"W
47.28'
L=47.30'
R=463.34'
S72°24'55"W
9.50'
S16°38'57"E
60.00'
N73°41'20"E
9.50'
N10°24'05"E
65.67'
CHORD
N73°10'54"E
17.32'
L=17.32'
R=424.02'
EXIST TRACKS
TRI-CITY REGIONAL PORT
DISTRICT DOCK ACCESS
RAILROAD
EXIST 15' WIDE
RAILWAY EASEMENT
S87°11'32"W
13.41'
S89°56'34"W 925.00'
S89°56'34"W
159.75'
TO AD SMITH YARD
& NS MAINLINE
281.17'
N25°41'40"E
N89°56'34"E
S25°41'40"W
N/T
U.S. GOVERNMENT
A.K.A. TRI-CITY REGIONAL PORT DISTRICT
SITE ADDRESS:
SLOUGH ROAD
GRANITE CITY, IL 62040
MAILING ADDRESS:
UNKNOWN ROAD
GRANITE CITY, IL 62040
PARCEL #21-1-19-12-00-000-001
N/T
AMERICA'S CENTRAL PORT DISTRICT
A.K.A. TRI-CITY REGIONAL PORT DISTRICT
SITE ADDRESS:
305 OLD ROCK ROAD
GRANITE CITY, IL 62040
MAILING ADDRESS:
1635 WEST 1ST STREET
GRANITE CITY, IL 62040
PARCEL #21-1-19-12-00-000-003
EXIST TRACK
NORFOLK & SOUTHERN
RAILROAD
Parcel 1B
Parcel 1A
Parcel 4
N40°06'42"E
115.19'
N63°01'00"W
1150.78'
S89°56'34"W
GRAPHIC SCALE

EXHIBIT "A"

DESIGN NINE — ENGINEERING SERVICES FOR RAILROADS AND INDUSTRY	Drawn By: DEB	Scale: As Shown	PLATEPLUS – GRANITE CITY 2325 NORTH STREET GRANITE CITY, IL 62040	PROPOSED VARIABLE WIDTH EASEMENT
	Checked By: KWJ	Sheet 1 of 1		
	Drawing: 20040–Exhibit A	Date: 10–07–21		

A variable width railway easement for the construction, establishment, use, maintenance and operation described as follows:

Commencing at the intersection of the easterly line of U.S. Survey 594 Claim 1865 with the southerly line of Lot 12 in "Third Subdivision of the W. R. Benjamin Tract", as recorded in Plat Book 19 on Page 19 in the Recorder's Office of Madison County, Illinois; thence North 65 degrees 01 minutes 00 seconds West, along the southerly line of said subdivision and its westerly extension, a distance of 1150.78 feet to the centerline of Old Rock Road (as traveled, also known as Chouteau Slough Road and Alton St. Louis Wagon Road); thence along said centerline the following, North 40 degrees 06 minutes 42 seconds East a distance of 115.19 feet; thence along a curve to the left having a radius of 2386 feet, a chord bearing of North 32 degrees 54 minutes 12 seconds East, a central angle of 14 degrees 25 minutes 03 seconds, an arc distance of 600.40 feet; thence North 25 degrees 41 minutes 40 seconds East a distance of 261.17 feet to the centerline of the Tri-City Regional Port District Dock Access Railroad; thence leaving said centerline of Old Rock Road, South 89 degrees 56 minutes 34 seconds West a distance of 159.75 feet along said centerline of Dock Access railroad; thence South 00 degrees 03 minutes 26 seconds East for a distance of 7.50 feet; thence South 89 degrees 56 minutes 34 seconds West for a distance of 29.53 feet; thence South 82 degrees 47 minutes 26 seconds West for a distance of 66.08 feet; thence along a curve to the left having a radius of 392.50 feet, an arc distance of 117.98 feet and a chord bearing of South 74 degrees 59 minutes 29 seconds West for a distance of 117.53 feet; thence South 67 degrees 11 minutes 32 seconds West for a distance of 13.41 feet; thence South 89 degrees 56 minutes 34 seconds West for a distance of 925.00 feet; thence South 10 degrees 24 minutes 05 seconds West for a distance of 61.78 feet to the point of beginning of the herein described easement; thence along a curve to the left having a radius of 493.34 feet, an arc distance of 47.30 feet and a chord bearing of South 75 degrees 09 minutes 42 seconds West for a distance of 47.28 feet; thence South 72 degrees 24 minutes 55 seconds West for a distance of 9.50 feet; thence South 16 degrees 38 minutes 57 seconds East for a distance of 60.00 feet; thence North 73 degrees 41 minutes 20 seconds East for a distance of 9.50 feet; thence along a curve to the left having a radius of 424.02 feet, an arc distance of 17.32 feet and a chord bearing of North 73 degrees 10 minutes 54 seconds East for a distance of 17.32 feet; thence North 10 degrees 24 minutes 05 seconds East for a distance of 65.87 feet to the point of beginning of the variable width easement.